UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Fixed Income Absolute Return Fund

Semiannual report
4 | 30 | 20

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam Fixed Income
Absolute Return
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 11, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

2 Fixed Income Absolute Return Fund

Bill, what was the fund’s investment environment like during the reporting period?

For much of the period, the environment was generally favorable for corporate and mortgage credit, and risk assets overall. The U.S. Federal Reserve [Fed] kept its policy interest rate near zero, following three reductions during the second half of calendar year 2019. Sentiment toward global trade improved as the United States and China agreed to cooperate on an initial round of trade measures. And uncertainty over Brexit was partially alleviated when U.K. Prime Minister Boris Johnson’s Conservative party won a parliamentary majority.

The market environment changed dramatically in late February. Rapidly growing concerns about the economic impact of the coronavirus outbreak sparked a global sell-off in risk assets. The sharp turn in sentiment reverberated across markets, as global equities fell, developed-market government-bond yields declined, and credit spreads widened. A dispute between Russia and Saudi Arabia over oil production levels further unnerved investors. Due to heightened oil market uncertainty, U.S. crude prices dropped sharply during the

Fixed Income Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

second half of the period, ending the period at $18.84 per barrel. The rapid decline in oil prices added considerable pressure across corporate supply chains.

An escalating economic crisis elicited unprecedented measures from policy makers. The Trump administration signed a $2 trillion stimulus package into law — the largest economic relief package in U.S. history. The Fed quickly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. These programs also provide support for money market funds and commercial debt markets. Shortly after the period ended, the Fed began buying U.S.-listed exchange-traded funds [ETFs] that have broad exposure to the corporate bond market. Dozens of other central banks across Europe, Asia, and elsewhere also announced emergency stimulus measures. These policy responses helped markets stabilize, reflecting investors’ hope that massive government stimulus would dampen the severity and duration of an economic recession.

The fund generated a negative return for the six-month period. Which holdings and strategies weighed on performance?

Before we discuss specific parts of the portfolio, I’d like to point out that the dramatic flight from risk that occurred in late February and into March resulted in poor liquidity and pricing irregularities across many market sectors. Liquidity is a critical factor for ease of trading, price transparency, and market stability.

That said, our mortgage-credit investments were the biggest detractor versus the

4 Fixed Income Absolute Return Fund

benchmark for the period. Our exposure to commercial mortgage-backed securities [CMBS] — both cash bonds and synthetic exposure to the BBB-rated tranche within CMBX — performed poorly as spreads widened substantially. [Spreads are the yield advantage investors demand to hold bonds with more risk than U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] CMBX is an index that references a basket of CMBS issued in a particular year. Investors became increasingly concerned that the escalating coronavirus pandemic could severely impact cash flows in various segments of the market, particularly retail and lodging. Public health policies that curtailed shopping and travel for millions of people have been constraining the revenues for many malls and travel destinations.

In late April, an announcement by the Fed that AAA-rated CMBS will be included in its Term Asset-Backed Loan Facility [TALF] started to alleviate some pressures in the market. TALF is a reprise of a program launched in 2009 that enabled investors to buy bonds linked to consumer and business debt using money borrowed from the Fed.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRTs] struggled due to growing uncertainty about the effect of mortgage-payment forbearance on CRT cash flows. During April, our CRT holdings began to rebound amid an improving supply-and-demand backdrop.

Our corporate-credit holdings also worked against performance this period. As market sentiment soured, spreads on investment-grade and high-yield bonds

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Fixed Income Absolute Return Fund 5

widened substantially. The spreads on investment-grade debt extended to levels not seen since the 2007–2008 financial crisis, while high-yield spreads more than doubled. In April, corporate credit spreads partially retracted this widening, aided by the unprecedented fiscal and monetary policy measures launched by the U.S. government and the Fed and other central banks.

Emerging-market debt was another notable detractor, primarily positions in Mexico, El Salvador, and Jamaica. The sector declined along with other risk assets.

What about contributors to relative performance during the period?

The fund’s interest-rate and yield-curve strategy was the largest contributor for the period. The portfolio’s duration was modestly positive for much of the period — positioning that helped performance as rates fell sharply across the curve.

After underperforming substantially amid the March market dislocation, strategies targeting prepayment risk also aided performance versus the benchmark. During March, favorable mortgage basis positioning partially offset the negative impact of lower interest rates and indiscriminate selling on our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] and inverse IO securities. Mortgage basis is a strategy that seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries. In April, our positions in IO CMOs and inverse IOs benefited from slower prepayment speeds and a resumption of new issuance.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized options to isolate the

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Fixed Income Absolute Return Fund

prepayment risks associated with our holdings of collateralized mortgage obligations, for hedging duration and convexity, and to help manage the downside risk of these positions.

What is your near-term outlook?

Given the overwhelming policy responses and dramatic actions by the Fed, we think U.S. Treasury yields are likely to remain low across the curve for an extended period. We also believe interest rates in most developed international markets may remain in a fairly narrow range. Additionally, we think low oil prices will exert significant disinflationary pressure on economies around the globe.

In terms of market sectors, our outlook across risk markets is clearly influenced by the unknown length and ultimate severity of the coronavirus pandemic. We are still facing considerable uncertainty over how long it will take to control the spread of the coronavirus and return to normalcy.

With that as the backdrop, we have a positive intermediate-term view of the fundamentals and supply-and-demand dynamics underlying corporate credit. Moreover, we believe valuations are compelling, given wider yield spreads. One caveat: default risk has risen in the high-yield market, especially in troubled sectors such as energy.

In CMBS, we continue to have exposure to CMBX tranches referencing bonds rated A and BBB-. In our view, hotel and retail properties will continue to be negatively affected by the coronavirus and the public health measures intended to contain its spread.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

However, the portfolio’s CMBS exposure is diversified by property type, and we believe CMBX continues to offer the fund a unique investment opportunity.

The agency CRT sector is directly benefiting from efforts by the federal government and government-sponsored enterprises to help homeowners keep their homes. Consequently, we believe the spread widening that occurred here was primarily due to liquidity issues. As a result, we think certain segments of the CRT market offer attractive value.

Within prepayment-sensitive areas of the market, despite faster-than-anticipated prepayment speeds during April, we continue to find value in agency IO CMOs and inverse IO securities backed by more seasoned loans. We believe these market segments will have less sensitivity to refinancing risk in a low-interest-rate environment. We also believe securities backed by reverse mortgages and jumbo loans continue to offer value.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Due to lower interest rates and a corresponding decrease in the level of income in the portfolio, the fund’s income dividend rate per class A share was reduced from $0.031 to $0.025 in February 2020. Similar reductions were made to other share classes.

8 Fixed Income Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	2.31%	18.54%	1.72%	8.54%	1.65%	5.18%	1.70%	–1.62%	–4.95%
After sales charge	2.10	15.88	1.48	6.09	1.19	2.81	0.93	–3.84	–7.09
Class B (12/23/08)
Before CDSC	2.11	16.62	1.55	7.41	1.44	4.63	1.52	–1.77	–4.98
After CDSC	2.11	16.62	1.55	7.41	1.44	4.63	1.52	–2.71	–5.92
Class C (12/23/08)
Before CDSC	1.64	9.97	0.95	4.54	0.89	2.89	0.96	–2.29	–5.24
After CDSC	1.64	9.97	0.95	4.54	0.89	2.89	0.96	–3.23	–6.17
Class P (8/31/16)
Net asset value	2.57	21.70	1.98	9.99	1.92	6.08	1.99	–1.27	–4.72
Class R (12/23/08)
Net asset value	2.05	15.68	1.47	7.14	1.39	4.44	1.46	–1.86	–5.05
Class R6 (7/2/12)
Net asset value	2.57	21.76	1.99	9.89	1.91	6.07	1.98	–1.27	–4.72
Class Y (12/23/08)
Net asset value	2.56	21.62	1.98	9.92	1.91	6.08	1.99	–1.38	–4.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Fixed Income Absolute Return Fund 9

Comparative index returns For periods ended 4/30/20

	Annual
	average
	(life of		Annual		Annual		Annual
	fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	0.62%	6.88%	0.67%	6.25%	1.22%	5.62%	1.84%	2.18%	0.92%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	6		6	6	6	6	6	6
Income	$0.212		$0.200	$0.175	$0.224	$0.200	$0.224	$0.224
Capital gains	—		—	—	—	—	—	—
Total	$0.212		$0.200	$0.175	$0.224	$0.200	$0.224	$0.224
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/19	$9.83	$10.06	$9.80	$9.79	$9.86	$9.88	$9.86	$9.83
4/30/20	9.14	9.35	9.12	9.11	9.18	9.19	9.18	9.15
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	3.28%	3.21%	3.03%	2.63%	3.53%	3.00%	3.53%	3.54%
Current 30-day
SEC yield[2]	N/A	3.67	3.51	2.97	3.95	3.46	3.95	3.96

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Fixed Income Absolute Return Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/23/08)
Before sales charge	2.19%	17.34%	1.61%	7.04%	1.37%	4.16%	1.37%	–2.36%	–6.06%
After sales charge	1.98	14.70	1.38	4.63	0.91	1.81	0.60	–4.56	–8.17
Class B (12/23/08)
Before CDSC	1.99	15.43	1.45	5.93	1.16	3.52	1.16	–2.61	–6.19
After CDSC	1.99	15.43	1.45	5.93	1.16	3.52	1.16	–3.55	–7.11
Class C (12/23/08)
Before CDSC	1.51	8.79	0.85	3.03	0.60	1.83	0.61	–3.13	–6.55
After CDSC	1.51	8.79	0.85	3.03	0.60	1.83	0.61	–4.07	–7.47
Class P (8/31/16)
Net asset value	2.44	20.31	1.87	8.44	1.63	5.01	1.64	–2.11	–6.02
Class R (12/23/08)
Net asset value	1.92	14.31	1.35	5.58	1.09	3.34	1.10	–2.70	–6.34
Class R6 (7/2/12)
Net asset value	2.44	20.37	1.87	8.35	1.62	5.01	1.64	–2.11	–6.02
Class Y (12/23/08)
Net asset value	2.43	20.22	1.86	8.36	1.62	4.91	1.61	–2.22	–6.04

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/19	0.87%	1.07%	1.62%	0.62%	1.12%	0.62%	0.62%
Annualized expense ratio for the
six-month period ended 4/30/20*	0.81%	1.01%	1.56%	0.56%	1.06%	0.56%	0.56%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 4/30/20.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.93	$4.90	$7.55	$2.72	$5.14	$2.72	$2.72
Ending value (after expenses)	$950.50	$950.20	$947.60	$952.80	$949.50	$952.80	$952.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.07	$5.07	$7.82	$2.82	$5.32	$2.82	$2.82
Ending value (after expenses)	$1,020.84	$1,019.84	$1,017.11	$1,022.08	$1,019.59	$1,022.08	$1,022.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Fixed Income Absolute Return Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

The fund is not intended to outperform stocks and bonds during strong market rallies.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Fixed Income Absolute Return Fund

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Fixed Income Absolute Return Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the first annual report on the program to the Trustees in April 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through March 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2019. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the COVID 19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Fixed Income Absolute Return Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Fixed Income Absolute Return Fund 17

The fund’s portfolio 4/30/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (61.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$109,678	$122,213
5.00%, with due dates from 5/20/49 to 3/20/50	298,579	333,569
4.50%, TBA, 5/1/50	6,000,000	6,421,406
4.00%, TBA, 5/1/50	3,000,000	3,191,250
4.00%, 1/20/50	46,801	51,044
3.50%, with due dates from 9/20/49 to 11/20/49	425,226	458,565
		10,578,047
U.S. Government Agency Mortgage Obligations (59.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 4/1/49	39,497	43,610
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	203,150	224,570
4.50%, 5/1/49	90,514	99,269
Uniform Mortgage-Backed Securities
4.00%, TBA, 7/1/50	37,000,000	39,435,351
4.00%, TBA, 6/1/50	16,000,000	17,053,125
4.00%, TBA, 5/1/50	53,000,000	56,445,000
3.50%, TBA, 7/1/50	18,000,000	19,030,079
3.50%, TBA, 6/1/50	28,000,000	29,602,345
3.50%, TBA, 5/1/50	55,000,000	58,110,938
3.00%, TBA, 6/1/50	32,000,000	33,742,499
3.00%, TBA, 5/1/50	43,000,000	45,396,915
		299,183,701
Total U.S. government and agency mortgage obligations (cost $310,079,991)		$309,761,748

	Principal
U.S. TREASURY OBLIGATIONS (0.3%)*	amount	Value
U.S. Treasury Bonds
6.25%, 8/15/23 [i]	$515,000	$622,563
2.50%, 2/15/46 [i]	144,000	183,696
U.S. Treasury Notes
2.625%, 11/15/20 [i]	422,000	432,810
2.25%, 4/30/21 [i]	37,000	37,771
2.125%, 8/15/21 [i]	149,000	153,351
1.50%, 5/31/20 [i]	110,000	110,819
Total U.S. treasury obligations (cost $1,541,010)		$1,541,010

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)*	amount	Value
Agency collateralized mortgage obligations (18.2%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 21.435%, 5/15/35	$58,997	$98,365
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 20.812%, 11/15/35	136,983	244,296
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.589%, 12/15/36	75,846	123,234

18 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 14.865%, 6/15/34	$199,933	$245,218
REMICs Ser. 4813, IO, 5.50%, 8/15/48	3,615,462	735,796
REMICs IFB Ser. 4922, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.236%, 4/25/49	4,762,863	611,552
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.186%, 5/15/41	2,738,298	3,034,939
REMICs Ser. 4760, Class IG, IO, 5.00%, 2/15/48	3,587,845	660,455
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	8,914,723	1,420,855
REMICs Ser. 4601, Class IC, IO, 4.00%, 12/15/45	2,637,069	257,378
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,566,588	291,017
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	2,600,777	168,169
REMICs Ser. 4591, Class QI, IO, 3.50%, 4/15/46	5,499,947	421,956
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	3,023,667	289,873
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	4,642,904	485,253
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	5,264,703	473,823
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	3,067,702	220,721
REMICs Ser. 4182, Class PI, IO, 3.00%, 12/15/41	5,528,291	242,476
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,539,255	139,065
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	4,806,225	4,580,734
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.422%, 11/15/28 W	145,576	2,009
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.286%, 10/25/43 W	528,016	5,175
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	829,497	5,972
Federal National Mortgage Association
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	294,191	48,440
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR)
+ 27.50%), 25.064%, 5/25/35	34,134	54,483
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 22.413%, 6/25/37	109,689	193,874
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 18.788%, 8/25/35	73,841	107,247
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
11.926%, 5/25/40	744,896	931,418
REMICs Trust Ser. 98-W2, Class X, IO, 6.954%, 6/25/28 W	952,043	30,941
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.60%), 6.113%, 1/25/44	7,510,769	1,410,044
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,051,041	638,750
REMICs IFB Ser. 15-19, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.713%, 4/25/45	7,602,997	1,341,610
REMICs IFB Ser. 18-95, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.663%, 1/25/49	5,919,078	1,017,490
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.663%, 1/25/48	6,595,062	1,400,618
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR)
6.10%), 5.613%, 12/25/48	4,970,141	607,289

Fixed Income Absolute Return Fund 19

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 2/25/47	$17,234,305	$3,816,020
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 11/25/46	3,739,619	830,022
REMICs IFB Ser. 16-60, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 9/25/46	7,589,510	1,668,777
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 9/25/46	5,556,025	1,127,686
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.513%, 11/25/49	7,283,166	1,098,878
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.513%, 12/25/46	6,332,526	1,393,409
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	3,764,118	726,192
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	6,218,732	1,257,365
REMICs IFB Ser. 11-53, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 5.92%), 5.433%, 6/25/41	9,541,537	2,048,091
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.75%), 5.263%, 10/25/47	20,891,317	3,979,422
REMICs Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	8,028,499	1,412,213
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	5,638,803	817,626
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	4,911,508	879,134
REMICs Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	1,772,601	169,018
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	1,977,184	257,773
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	4,968,618	329,167
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	2,635,448	100,674
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	2,907,520	122,062
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	3,495,169	314,156
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	3,554,526	300,066
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	3,993,459	158,776
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,432,077	70,124
REMICs Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	6,674,105	290,951
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	3,378,705	114,438
REMICs Trust Ser. 98-W5, Class X, IO, 0.822%, 7/25/28 W	281,903	8,119
REMICs Ser. 07-44, Class CO, PO, zero %, 5/25/37	22,274	20,165
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%),
5.886%, 1/16/40	5,416,693	858,525
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
5.532%, 7/20/48	6,413,499	1,086,007
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 8/20/49	7,541,500	1,278,752
IFB Ser. 16-121, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 9/20/46	5,351,237	1,087,371
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 10/20/45	3,639,535	824,182
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 8/20/49	398,529	56,333
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 6/20/49	582,142	80,016

20 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 2/20/41	$1,582,729	$293,633
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 12/2/21	1,133,563	152,206
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.306%, 7/16/43	1,048,980	197,502
IFB Ser. 10-116, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%),
5.182%, 9/20/40	4,832,748	979,090
IFB Ser. 11-70, Class WI, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
4.132%, 12/20/40	8,026,639	1,261,707
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	2,116,677	460,891
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	2,202,323	273,528
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	2,098,624	369,958
Ser. 15-69, IO, 5.00%, 5/20/45	3,969,619	745,098
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	6,277,318	1,185,346
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,401,266	447,332
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,138,704	678,050
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,781,935	524,117
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	22,596	1,641
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	577,325	113,868
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	3,513,310	670,220
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	11,099,300	2,140,056
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	7,762,484	1,436,370
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	7,433,520	1,220,733
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	3,564,184	623,453
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	4,783,116	433,829
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	3,306,462	616,358
Ser. 12-129, IO, 4.50%, 11/16/42	2,548,211	480,975
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,249,470	374,987
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,735,459	335,030
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	4,316,380	274,598
Ser. 15-94, IO, 4.00%, 7/20/45	118,422	21,020
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	870,790	56,309
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	2,680,499	359,723
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	757,798	109,770
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	3,640,647	278,858
Ser. 17-174, Class MI, IO, 3.50%, 11/20/47	3,585,209	196,661
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	2,600,254	122,102
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	4,808,296	627,483
Ser. 13-76, IO, 3.50%, 5/20/43	2,118,066	242,921
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	2,727,387	259,538
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	3,189,806	274,004
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,315,916	133,697
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	4,482,334	305,471
Ser. 183, Class AI, IO, 3.50%, 10/20/39	2,749,622	128,722
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	2,595,104	57,010
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	1,727,488	69,963
Ser. 17-H03, Class DI, IO, 2.73%, 12/20/66 W	4,353,809	488,540

Fixed Income Absolute Return Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H13, Class IK, IO, 2.624%, 6/20/66 W	$13,799,336	$1,590,252
Ser. 16-H23, Class NI, IO, 2.582%, 10/20/66 W	9,095,716	934,130
Ser. 18-H05, Class AI, IO, 2.534%, 2/20/68 W	11,048,646	1,229,162
Ser. 18-H13, Class NI, IO, 2.53%, 8/20/68 W	7,810,285	811,403
Ser. 16-H22, Class AI, IO, 2.504%, 10/20/66 W	6,411,862	638,250
Ser. 17-H02, Class BI, IO, 2.455%, 1/20/67 W	2,935,699	306,000
Ser. 17-H16, Class BI, IO, 2.429%, 8/20/67 W	9,611,183	1,160,613
Ser. 17-H06, Class BI, IO, 2.393%, 2/20/67 W	12,537,163	1,220,538
Ser. 18-H02, Class EI, IO, 2.376%, 1/20/68 W	7,045,444	766,192
Ser. 18-H02, Class GI, IO, 2.341%, 12/20/67 W	9,939,480	1,099,036
Ser. 17-H11, Class NI, IO, 2.133%, 5/20/67 W	4,624,774	480,218
Ser. 16-H11, Class HI, IO, 2.102%, 1/20/66 W	2,962,209	214,795
Ser. 16-H08, Class AI, IO, 1.995%, 8/20/65 W	8,886,741	597,065
Ser. 15-H15, Class JI, IO, 1.971%, 6/20/65 W	10,359,200	824,592
Ser. 16-H02, Class BI, IO, 1.954%, 11/20/65 W	9,885,753	854,999
Ser. 15-H19, Class NI, IO, 1.908%, 7/20/65 W	14,232,114	1,026,135
Ser. 15-H25, Class EI, IO, 1.857%, 10/20/65 W	10,147,850	885,907
Ser. 15-H18, Class IA, IO, 1.833%, 6/20/65 W	8,143,847	425,923
Ser. 17-H14, Class DI, IO, 1.706%, 6/20/67 W	5,430,185	331,578
Ser. 15-H09, Class BI, IO, 1.69%, 3/20/65 W	11,610,714	844,517
Ser. 15-H10, Class EI, IO, 1.614%, 4/20/65 W	11,527,955	511,668
Ser. 15-H25, Class AI, IO, 1.608%, 9/20/65 W	11,623,285	735,754
Ser. 14-H14, Class CI, IO, 1.577%, 7/20/64 W	12,279,901	561,168
Ser. 15-H28, Class DI, IO, 1.544%, 8/20/65 W	9,334,745	614,796
Ser. 11-H15, Class AI, IO, 1.511%, 6/20/61 W	6,459,135	327,208
Ser. 11-H08, Class GI, IO, 1.261%, 3/20/61 W	7,262,211	315,906
Ser. 10-151, Class KO, PO, zero %, 6/16/37	498,664	466,846
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO,
0.84%, 9/19/27 W	83,441	317
		90,919,381
Commercial mortgage-backed securities (14.1%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.486%, 1/15/49 W	228,188	307
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class B, 5.665%, 11/10/42 W	2,019,820	1,817,838
BANK
FRB Ser. 17-BNK9, Class XA, IO, 0.95%, 11/15/54 W	37,946,207	1,684,827
FRB Ser. 18-BN10, Class XA, IO, 0.882%, 2/15/61 W	37,995,078	1,715,383
Barclays Commercial Mortgage Trust FRB Ser. 19-C4, Class XA, IO,
1.747%, 8/15/52 W	5,448,654	586,565
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.542%, 1/12/45 W	1,777,000	1,261,670
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.802%, 3/11/39 W	2,841,050	1,420,525
Cantor Commercial Real Estate Lending FRB Ser. 19-CF3, Class XA,
IO, 0.842%, 1/15/53 W	10,807,407	529,242
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.862%, 5/10/58 W	6,768,258	419,141

22 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.93%, 12/15/47 W	$453,000	$443,940
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC21, Class XA, IO, 1.339%, 5/10/47 W	10,396,285	403,376
FRB Ser. 14-GC19, Class XA, IO, 1.319%, 3/10/47 W	15,407,638	559,390
FRB Ser. 13-GC17, Class XA, IO, 1.186%, 11/10/46 W	11,698,229	351,857
FRB Ser. 19-GC43, Class XA, IO, 0.751%, 11/10/52 W	15,283,881	703,059
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.261%, 3/10/47 W	466,000	368,572
FRB Ser. 12-GC8, Class XA, IO, 1.928%, 9/10/45 W	7,187,618	218,475
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	1,681,000	1,517,133
FRB Ser. 15-LC19, Class C, 4.382%, 2/10/48 W	1,031,000	951,676
FRB Ser. 14-UBS4, Class XA, IO, 1.262%, 8/10/47 W	6,375,518	236,396
FRB Ser. 14-LC15, Class XA, IO, 1.26%, 4/10/47 W	10,243,919	349,318
FRB Ser. 14-CR20, Class XA, IO, 1.177%, 11/10/47 W	23,682,631	872,705
FRB Ser. 14-CR19, Class XA, IO, 1.164%, 8/10/47 W	22,873,203	720,048
FRB Ser. 13-CR11, Class XA, IO, 1.092%, 8/10/50 W	51,794,959	1,394,217
FRB Ser. 15-CR23, Class XA, IO, 1.046%, 5/10/48 W	21,229,097	756,510
FRB Ser. 14-UBS6, Class XA, IO, 1.039%, 12/10/47 W	22,013,500	716,958
FRB Ser. 15-CR22, Class XA, IO, 1.029%, 3/10/48 W	12,582,084	432,824
FRB Ser. 15-LC21, Class XA, IO, 0.863%, 7/10/48 W	36,697,535	1,057,847
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class E, 5.051%, 11/10/46 W	523,000	288,517
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	1,498,000	1,188,713
FRB Ser. 12-CR3, Class E, 4.91%, 10/15/45 W	400,000	300,000
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,075,917
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.997%, 2/15/41 W	4,649,202	2,138,633
FRB Ser. 07-C4, Class C, 5.91%, 9/15/39 W	19,946	19,707
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.387%, 5/15/38 W	460,508	20,927
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
0.978%, 4/15/50 W	19,935,262	655,439
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.912%, 4/15/50 W	925,000	714,994
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	2,332,000	2,218,126
Federal Home Loan Mortgage Corporation Multifamily
Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO,
1.006%, 9/25/29 W	12,931,341	872,812
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.847%, 6/10/47 W	1,567,000	1,295,788
FRB Ser. 14-GC18, Class XA, IO, 1.178%, 1/10/47 W	19,468,639	556,803
FRB Ser. 15-GC30, Class XA, IO, 0.907%, 5/10/50 W	18,773,567	584,218
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D,
4.665%, 9/10/47 W	662,000	360,254

Fixed Income Absolute Return Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C18, Class C, 4.971%, 2/15/47 W	$870,000	$804,156
FRB Ser. 14-C24, Class XA, IO, 1.067%, 11/15/47 W	34,234,485	875,735
FRB Ser. 14-C19, Class XA, IO, 0.905%, 4/15/47 W	14,877,771	279,062
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.859%, 8/15/46 W	1,591,000	1,201,857
FRB Ser. 14-C25, Class D, 4.094%, 11/15/47 W	1,090,000	772,450
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-C10, Class XA, IO, 1.111%, 12/15/47 W	29,648,196	667,084
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.374%, 2/12/51 W	500,000	200,000
FRB Ser. 12-C8, Class D, 4.827%, 10/15/45 W	2,496,000	2,198,335
FRB Ser. 12-LC9, Class D, 4.565%, 12/15/47 W	327,000	290,351
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.359%, 2/15/40 W	104,700	6
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	683,899	529,779
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.112%, 2/15/47 W	785,000	719,931
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	946,000	852,606
FRB Ser. 15-C26, Class XA, IO, 1.172%, 10/15/48 W	15,230,752	648,392
FRB Ser. 13-C13, Class XA, IO, 1.139%, 11/15/46 W	48,744,948	1,355,675
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 5.072%, 4/15/47 W	704,000	547,049
FRB Ser. 13-C12, Class E, 4.924%, 10/15/46 W	1,012,000	830,841
FRB Ser. 12-C5, Class E, 4.832%, 8/15/45 W	775,000	635,844
FRB Ser. 12-C6, Class D, 4.761%, 11/15/45 W	624,000	528,753
FRB Ser. 13-C10, Class D, 4.218%, 7/15/46 W	453,000	208,045
FRB Ser. 13-C10, Class E, 4.218%, 7/15/46 W	4,328,000	3,388,075
FRB Ser. 13-C10, Class F, 4.218%, 7/15/46 W	2,461,000	859,563
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	719,634	709,464
FRB Ser. 16-UB12, Class XA, IO, 0.906%, 12/15/49 W	24,997,261	853,619
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.60%, 3/15/45 W	603,000	442,542
FRB Ser. 12-C4, Class XA, IO, 2.249%, 3/15/45 W	3,925,682	108,576
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 4.65%, 3/25/50	1,068,000	843,146
FRB Ser. 19-01, Class M10, 3.737%, 10/15/49	1,019,000	746,418
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.206%, 12/15/50 W	12,242,623	691,698
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class XA, IO, 1.459%, 5/10/63 W	7,233,762	166,420
FRB Ser. 13-C5, Class XA, IO, 1.084%, 3/10/46 W	38,401,293	790,779
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.252%, 1/10/45 W	646,000	552,626
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.459%, 11/15/48 W	3,719,178	112
Wells Fargo Commercial Mortgage Trust
FRB Ser. 15-NXS3, Class B, 4.694%, 9/15/57 W	656,000	613,228
FRB Ser. 13-LC12, Class C, 4.412%, 7/15/46 W	749,000	630,524

24 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 16-BNK1, Class XA, IO, 1.898%, 8/15/49 W	$14,821,119	$1,243,492
FRB Ser. 14-LC16, Class XA, IO, 1.271%, 8/15/50 W	21,773,362	741,455
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.412%, 7/15/46 W	2,166,000	1,544,347
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C,
4.512%, 12/15/45 W	401,000	370,136
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 5.39%, 6/15/44 W	771,000	783,321
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	377,000	285,592
FRB Ser. 12-C7, Class D, 4.967%, 6/15/45 W	1,621,000	1,620,627
FRB Ser. 13-C15, Class D, 4.643%, 8/15/46 W	2,015,000	1,251,820
FRB Ser. 12-C10, Class D, 4.577%, 12/15/45 W	1,940,000	1,463,539
FRB Ser. 12-C10, Class E, 4.577%, 12/15/45 W	1,658,000	958,700
FRB Ser. 11-C5, Class XA, IO, 1.839%, 11/15/44 W	8,597,078	139,917
FRB Ser. 12-C9, Class XB, IO, 0.875%, 11/15/45 W	46,094,000	732,895
		70,459,229
Residential mortgage-backed securities (non-agency) (8.1%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 0.677%, 5/25/47	1,629,909	850,391
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	636,151	645,936
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 0.727%, 6/25/36	1,020,000	875,874
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 4.014%, 4/25/37 W	574,329	505,739
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
0.837%, 3/25/37	954,290	793,402
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.81%, 6/25/46	2,162,936	1,826,528
FRB Ser. 06-OA7, Class 1A1, 2.799%, 6/25/46 W	514,881	407,734
FRB Ser. 05-27, Class 1A1, 2.282%, 8/25/35 W	751,182	585,768
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.003%, 11/20/35	2,594,138	2,164,754
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
0.677%, 8/25/46	520,111	520,111
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
0.677%, 8/25/46	223,880	193,036
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.107%, 4/25/35	410,608	314,445
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 10.487%, 7/25/28	650,272	554,752
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 9.837%, 4/25/28	1,536,158	1,291,463
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B,
(1 Month US LIBOR + 9.20%), 9.687%, 10/25/27	989,856	842,019
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 8.037%, 12/25/27	792,470	668,886
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.837%, 9/25/28	239,526	237,155

Fixed Income Absolute Return Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.637%, 10/25/29	$300,000	$232,928
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3B, (1 Month US LIBOR + 5.15%), 5.637%, 11/25/28	280,000	252,000
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.487%, 12/25/28	4,461,511	4,461,495
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class B1,
(1 Month US LIBOR + 4.35%), 4.837%, 9/25/30	268,000	176,075
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.637%, 1/25/25	231,989	231,558
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.237%, 9/25/24	2,180,000	1,668,262
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.787%, 9/25/30	302,331	263,093
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3,
4.75%, 8/25/57 W	340,000	264,973
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 4.187%, 12/25/30	877,000	561,709
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	119,985	108,831
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.137%, 1/25/49	249,000	221,086
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.837%, 2/25/49	157,925	143,747
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.787%, 10/25/48	102,900	87,656
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 12.737%, 9/25/28	1,583,091	1,336,685
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 12.237%, 10/25/28	836,027	702,800
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.387%, 10/25/28	1,422,869	1,461,145
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.187%, 4/25/28	1,080,388	1,049,240
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 5.987%, 9/25/29	441,000	325,932
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 5.387%, 11/25/24	1,096,449	1,060,131
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 5.037%, 2/25/25	93,134	87,592
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 4.887%, 1/25/24	2,324,936	1,969,221
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 4.787%, 2/25/25	199,162	179,231
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/25	14,871	13,845
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/25	75,172	71,609

26 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (40.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 4.087%, 1/25/30	$370,000	$262,857
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 3.387%, 7/25/24	1,279,331	1,100,213
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 3.087%, 5/25/24	337,169	290,007
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 2.837%, 1/25/31	448,000	400,120
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 2.737%, 7/25/30	242,000	212,286
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 2.687%, 8/25/30	856,874	749,679
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1M2,
(1 Month US LIBOR + 2.15%), 2.637%, 10/25/30	506,000	445,423
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.587%, 3/25/31	394,072	346,945
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1,
(1 Month US LIBOR + 3.25%), 3.737%, 1/25/40	1,249,000	448,295
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2,
(1 Month US LIBOR + 2.00%), 3.661%, 1/25/40	290,000	204,813
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.937%, 7/25/31	287,407	256,151
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.637%, 11/25/39	951,302	787,202
GSAA Home Equity Trust
Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	903,623	418,583
FRB Ser. 05-15, Class 2A2, (1 Month US LIBOR + 0.25%),
0.737%, 1/25/36	643,848	338,082
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 1.238%, 5/19/35	956,472	491,487
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 0.687%, 6/25/37	650,141	287,743
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 0.702%, 5/25/46	832,590	815,938
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
0.697%, 8/25/36	456,302	408,390
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
0.667%, 1/25/37	856,590	634,420
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.134%, 9/25/35 W	457,667	415,532
FRB Ser. 05-AR14, Class 1A2, 3.831%, 12/25/35 W	592,835	554,451
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
0.977%, 10/25/45	806,793	727,431
		40,804,885
Total mortgage-backed securities (cost $220,129,276)		$202,183,495

Fixed Income Absolute Return Fund 27

	Principal
CORPORATE BONDS AND NOTES (29.9%)*	amount	Value
Basic materials (2.3%)
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	$404,000	$357,035
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	460,000	457,700
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	834,000	750,600
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,680,000	1,701,000
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	577,000	478,910
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	257,000	257,000
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	1,152,000	1,019,520
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	1,100,000	1,061,940
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	1,705,000	1,497,161
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	900,000	907,875
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,413,000	1,444,153
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,520,000	1,523,800
		11,456,694
Capital goods (1.7%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	1,350,000	1,255,500
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	793,000	793,872
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. notes 4.25%, 9/15/22 (Ireland)	1,200,000	1,206,360
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	280,000	281,750
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	1,105,000	1,135,388
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 8/15/23	1,025,000	1,035,250
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	218,000	219,417
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	1,750,000	1,706,250
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	520,000	508,950
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	364,000	366,085
		8,508,822
Communication services (1.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	885,000	920,497
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	1,048,000	1,182,828
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/20	520,000	520,000

28 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	$750,000	$766,875
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	899,000	890,729
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	1,045,000	1,174,423
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	802,000	823,053
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	526,000	556,303
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	374,000	392,707
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,347,000	1,407,615
Zayo Group Holdings, Inc. 144A sr. notes 4.00%, 3/1/27	80,000	77,586
		8,712,616
Consumer cyclicals (3.8%)
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,116,000	1,165,427
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,245,000	1,238,502
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	765,000	653,157
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	945,000	949,725
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	483,000	482,849
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	869,000	851,620
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,171,000	1,267,608
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	195,000	206,456
Iron Mountain US Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.375%, 6/1/26 R	876,000	871,620
Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	500,000	505,000
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	680,000	664,700
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,121,000	1,177,050
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	576,300
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,200,000	1,186,500
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	450,000	411,750
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	1,519,000	1,615,836
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	1,140,000	1,039,931
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	680,000	695,300
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,148,000	1,182,440
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	35,000	35,088

Fixed Income Absolute Return Fund 29

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value
Consumer cyclicals cont.
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	$445,000	$446,113
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	1,020,000	1,025,100
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	826,000	755,790
		19,003,862
Consumer staples (2.4%)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,280,000	2,302,800
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	1,105,000	1,110,525
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	780,000	803,790
Kraft Heinz Co. (The) company guaranty sr. unsec. notes
3.00%, 6/1/26	2,300,000	2,285,994
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	851,000	855,255
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	515,000	539,205
Mead Johnson Nutrition Co. company guaranty sr. unsec. unsub.
notes 3.00%, 11/15/20	1,875,000	1,891,386
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	420,000	436,800
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	710,000	802,904
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	1,093,000	1,095,273
		12,123,932
Energy (2.6%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	447,000	414,607
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	1,119,000	1,158,358
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	930,000	928,271
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	670,000	677,555
Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	831,000	824,191
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	501,000	358,871
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	892,000	899,918
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	1,591,000	1,479,630
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	790,000	562,008
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	405,985
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	174,000	183,483
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	488,000	494,710
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	273,000	278,119
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	78,000	75,854
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	956,000	35,850

30 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value
Energy cont.
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	$133,000	$108,412
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 5.95%, 1/28/31 (Mexico)	483,000	349,837
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	2,000,000	1,999,996
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	29,000	29,116
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	368,000	252,080
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	680,000	567,800
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	670,000	679,708
		12,764,359
Financials (10.2%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	795,000	796,296
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	540,000	660,150
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,239,225
American Express Co. sr. unsec. notes 2.65%, 12/2/22	1,280,000	1,316,430
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,096,000	1,167,240
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	1,396,000	1,424,367
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	865,000	883,032
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	845,000	856,444
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,485,000	1,487,817
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,655,000	1,698,796
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,658,000	1,650,539
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	2,040,000	2,040,000
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	1,124,000	1,146,547
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,883,000	2,011,520
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	3,635,000	3,653,864
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.625%, 3/15/26	674,000	606,600
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	1,146,000	1,168,961
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	834,000	811,148
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	425,000	423,406
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,338,000	1,340,693
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	1,095,000	1,075,969

Fixed Income Absolute Return Fund 31

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity	$819,000	$827,190
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,340,000	1,342,752
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	2,655,000	2,692,703
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.75%, 2/25/23	1,285,000	1,359,786
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	532,000	507,730
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	1,000,000	942,500
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	1,748,000	1,477,060
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,510,000	1,516,356
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	3,100,000	3,144,370
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	1,061,000	1,088,353
U.S. Bank NA/Cincinnati, OH sr. unsec. notes Ser. BKNT,
3.15%, 4/26/21	2,215,000	2,260,224
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	1,325,000	1,326,175
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	803,000	830,177
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,784,000	1,790,199
Westpac Banking Corp. sr. unsec. unsub. notes 2.65%,
1/25/21 (Australia)	2,285,000	2,312,493
		50,877,112
Health care (1.8%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,883,000	1,920,283
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	829,000	864,233
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	950,000	1,059,215
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	842,000	854,491
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	819,000	831,285
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	1,655,000	1,628,024
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,132,000	1,126,114
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	892,000	921,693
		9,205,338
Technology (2.7%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,762,000	2,847,980
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	398,000	406,938
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	4,336,000	4,336,385
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	892,000	903,227
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	815,000	817,038
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,535,000	1,590,567
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	1,338,000	1,375,037
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	90,000	77,338
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	1,338,000	1,376,717
		13,731,227

32 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (29.9%)* cont.	amount	Value
Utilities and power (0.7%)
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	$645,000	$672,413
AES Corp. (The) sr. unsec. unsub. notes 4.875%, 5/15/23	1,000,000	1,000,000
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	275,000	266,640
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	1,410,000	1,515,750
		3,454,803
Total corporate bonds and notes (cost $152,297,548)		$149,838,765

	Principal
SENIOR LOANS (6.4%)*c	amount	Value
Basic materials (0.7%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.45%, 1/31/24	$281,761	$262,478
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 3.759%, 9/6/24	182,983	157,518
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 3.95%, 3/1/26	990,000	934,621
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 2.50%), 4.159%, 2/1/27	1,677,362	1,556,801
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.613%, 6/26/25	997,462	854,077
		3,765,495
Capital goods (1.5%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23	1,058,389	1,044,497
Berry Global, Inc. bank term loan FRN Ser. W, (BBA LIBOR USD
3 Month + 2.00%), 3.94%, 10/1/22	698,719	680,377
Gardner Denver, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 1.75%), 3.411%, 2/28/27	717,000	675,549
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 3.75%, 3/31/24	661,839	608,891
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.00%, 5/31/25	1,531,651	1,498,283
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.45%, 3/28/25	409,970	359,492
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.25%), 3.659%, 5/30/25	249,769	217,879
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.25%), 3.909%, 12/9/25	923,329	805,892
Vertiv Group Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.655%, 3/2/27	1,512,000	1,407,578
		7,298,438
Communication services (1.1%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 3.064%, 1/15/26	987,500	937,199
Charter Communications Operating, LLC bank term loan FRN
Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 3.639%, 2/1/27	747,854	718,474
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 3.064%, 7/17/25	822,050	780,948
Front Range BidCo, Inc. bank term loan FRN (1 Month US LIBOR
+ 3.00%), 4.668%, 3/9/27	1,000,000	936,875

Fixed Income Absolute Return Fund 33

	Principal
SENIOR LOANS (6.4%)*c cont.	amount	Value
Communication services cont.
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 2.75%), 6.00%, 11/27/23	$1,019,814	$996,443
T-Mobile USA, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 3.404%, 4/1/27	435,000	432,105
WideOpenWest Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.25%, 8/19/23	981,094	912,417
		5,714,461
Consumer cyclicals (1.5%)
1232743 B.C., Ltd. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 3.00%), 4.665%, 2/7/27	500,000	304,375
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (1 Month
US LIBOR + 3.75%), 5.404%, 2/4/25 (France)	1,000,000	917,500
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	444,279	399,851
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 3.25%, 4/17/24	332,013	312,646
Golden Nugget, Inc. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.081%, 10/4/23	998,622	803,891
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 1.75%), 2.237%, 6/21/26	639,438	604,725
Meredith Corp. bank term loan FRN Ser. B, (1 Month US LIBOR
+ 2.50%), 4.165%, 1/31/25	231,495	212,758
Reynolds Consumer Products, LLC bank term loan FRN (1 Month
US LIBOR + 0.00%), 3.41%, 1/30/27	1,000,000	956,071
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 3.522%, 8/14/24	1,568,692	1,293,387
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 4.95%, 7/10/25	828,654	817,260
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 3.75%, 3/15/24	696,501	611,615
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 4.438%, 7/24/24	411,088	349,425
		7,583,504
Consumer staples (0.3%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 3.508%, 11/19/26	891,780	836,230
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 5.455%, 6/21/24	729,375	612,675
		1,448,905
Energy (0.2%)
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 7.50%, 3/30/23	46,000	39,560
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.20%, 3/11/26	1,000,000	712,708
		752,268
Financials (0.1%)
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 1.75%), 2.417%, 12/22/24	634,773	587,165
		587,165

34 Fixed Income Absolute Return Fund

	Principal
SENIOR LOANS (6.4%)*c cont.	amount	Value
Health care (0.5%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 1.75%), 3.404%, 2/4/27	$1,000,000	$961,667
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.00%), 3.80%, 11/15/27	415,625	400,930
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 2.904%, 8/18/22	1,014,413	993,173
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.266%, 6/1/25	340,356	301,641
		2,657,411
Technology (0.3%)
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 3.75%, 2/1/22	422,898	414,793
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	767,236	717,366
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 2.12%, 4/29/23	320,715	307,886
		1,440,045
Utilities and power (0.2%)
Calpine Construction Finance Co. LP bank term loan FRN
(BBA LIBOR USD 3 Month + 2.00%), 2.404%, 1/15/25	791,775	756,640
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR
USD 3 Month + 1.75%), 2.221%, 12/1/25	245,794	237,806
		994,446
Total senior loans (cost $34,255,250)		$32,242,138

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (5.2%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)	$195,000	$55,331
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	540,000	199,805
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	520,000	534,568
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	963,000	990,686
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)	795,000	213,325
Chile (Republic of) sr. unsec. unsub. bonds 3.50%, 1/25/50 (Chile)	320,000	324,800
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)	405,000	155,636
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%,
2/15/48 (Dominican Republic)	311,000	248,800
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)	358,000	355,315
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)	472,000	448,400
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)	157,000	141,693
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)	721,000	639,888

Fixed Income Absolute Return Fund 35

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (5.2%)* cont.	amount	Value
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)	$150,000	$124,125
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%,
3/1/29 (Egypt)	616,000	582,881
El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.625%, 2/1/41 (El Salvador)	1,417,000	1,091,090
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)	708,000	561,090
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)	585,000	640,580
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	300,000	324,376
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	310,000	328,990
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	1,290,000	1,310,975
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	1,795,000	1,543,700
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%,
12/31/32 (Ivory Coast)	179,550	156,433
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%,
3/15/39 (Jamaica)	416,000	439,920
Jamaica (Government of) sr. unsec. unsub. notes 6.75%,
4/28/28 (Jamaica)	200,000	199,000
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS,
4.875%, 10/14/44 (Kazakhstan)	420,000	474,067
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS,
5.125%, 7/21/25 (Kazakhstan)	560,000	621,136
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,291,000	1,334,261
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)	252,000	193,730
Peru (Republic of) sr. unsec. unsub. notes 2.392%, 1/23/26 (Peru)	603,000	615,060
Qatar (State of) 144A sr. unsec. notes 3.75%, 4/16/30 (Qatar)	320,000	349,363
Qatar (State of) 144A sr. unsec. notes 3.40%, 4/16/25 (Qatar)	320,000	340,426
Saudi Arabia (Kingdom of) 144A sr. unsec. notes 2.90%, 10/22/25
(Saudi Arabia)	3,570,000	3,614,625
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	845,000	738,319
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48
(South Africa)	420,000	348,073
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)	510,000	508,266
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)	217,000	196,604
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	1,790,000	1,808,858
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%,
10/27/27 (Uruguay)	2,739,000	2,978,663
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †	431,000	37,713
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%,
11/19/24 (Vietnam)	500,000	521,225
Total foreign government and agency bonds and notes (cost $29,227,871)		$26,291,796

36 Fixed Income Absolute Return Fund

PURCHASED SWAP OPTIONS OUTSTANDING (2.9%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		$10,877,400	$637,089
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		10,877,400	582,376
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		56,135,500	581,002
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996		10,877,400	16,099
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629		10,877,400	979
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316		56,135,500	56
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	951,039
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	73,817
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983		8,137,400	34,503
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	836,937
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	823,268
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101		11,418,300	556,756
1.33/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.33		43,509,700	457,287
(1.042)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/1.042		11,362,900	323,047
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	72,321
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	70,221
Morgan Stanley & Co. International PLC
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		8,782,100	1,794,622
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	1,729,049
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,450,300	1,720,251
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,450,300	1,534,831
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	524,403
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	140,187
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		3,487,400	3,487
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		8,782,100	966
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04		945,000	117,785
UBS AG
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		58,381,000	713,416
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	253,113
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	157,752
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$58,381,000	60
Total purchased swap options outstanding (cost $7,121,994)				$14,706,719

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jun-20/JPY 108.00	$5,401,100		$5,401,100	$79,099
USD/JPY (Put)	Jul-20/JPY 106.00	5,816,430		5,816,430	47,648
Citibank, N.A.
USD/CHF (Put)	Jun-20/CHF 0.91	5,717,700		5,717,700	1,361
USD/JPY (Put)	Jun-20/JPY 108.00	5,401,100		5,401,100	79,099
Goldman Sachs International
AUD/USD (Put)	Jul-20/$0.62	7,720,098	AUD	11,847,000	63,451
EUR/CHF (Put)	Jun-20/CHF 1.03	10,133,691	EUR	9,247,334	20,115

Fixed Income Absolute Return Fund 37

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International cont.
USD/CHF (Put)	Jun-20/CHF 0.94	$5,717,700	$5,717,700	$9,806
USD/JPY (Put)	Jun-20/JPY 108.00	5,401,100	5,401,100	79,100
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jun-20/$103.97	87,000,000	87,000,000	485,721
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jun-20/104.19	71,000,000	71,000,000	318,151
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/104.28	19,000,000	19,000,000	125,229
Total purchased options outstanding (cost $1,888,474)				$1,308,780

	Principal
CONVERTIBLE BONDS AND NOTES (1.9%)*	amount	Value
Capital goods (—%)
Fortive Corp. cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	$202,000	$194,017
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	107,000	105,636
		299,653
Communication services (0.1%)
8x8, Inc. cv. sr. unsec. notes 0.50%, 2/1/24	58,000	54,168
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	122,000	98,893
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	78,000	107,498
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	21,000	21,945
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49	175,000	163,093
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	165,000	147,914
		593,511
Consumer cyclicals (0.3%)
Booking Holdings, Inc. 144A cv. sr. unsec. notes 0.75%, 5/1/25	145,000	163,604
Burlington Stores, Inc. 144A cv. sr. unsec. notes 2.25%, 4/15/25	140,000	148,357
Callaway Golf Co. 144A cv. sr. unsec. notes 2.75%, 5/1/26	49,000	50,693
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	54,000	75,296
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	85,000	89,789
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	208,000	198,661
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22	123,000	112,622
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21	173,000	174,913
RH 144A cv. sr. unsec. notes zero %, 9/15/24	129,000	117,471
Square, Inc. 144A cv. sr. unsec. notes 0.125%, 3/1/25	173,000	159,484
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25	77,000	72,619
		1,363,509
Consumer staples (0.1%)
Chegg, Inc. cv. sr. unsec. notes 0.125%, 3/15/25	92,000	96,522
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26	201,000	203,659
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26	226,000	230,944

38 Fixed Income Absolute Return Fund

	Principal
CONVERTIBLE BONDS AND NOTES (1.9%)* cont.	amount	Value
Consumer staples cont.
Wayfair, Inc. cv. sr. unsec. notes 1.125%, 11/1/24	$58,000	$71,304
Zillow Group, Inc. 144A cv. sr. unsec. sub. notes 1.375%, 9/1/26	90,000	105,314
		707,743
Energy (—%)
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23	54,000	10,800
		10,800
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R	100,000	87,000
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22	46,000	41,407
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R	89,000	102,684
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	126,000	121,891
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23	64,000	65,008
		417,990
Health care (0.3%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	134,000	143,698
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	87,000	91,948
DexCom, Inc. cv. sr. unsec. unsub. notes 0.75%, 12/1/23	61,000	127,299
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	293,000	286,141
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	103,000	105,250
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	132,000	148,088
Integra LifeSciences Holdings Corp. 144A cv. sr. unsec. notes
0.50%, 8/15/25	57,000	53,539
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1.50%, 6/15/26	72,000	72,719
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24	72,000	72,994
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24 (Ireland)	142,000	130,230
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	48,000	67,255
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	98,000	99,297
		1,398,458
Technology (0.9%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	108,000	128,165
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27	293,000	305,907
Blackline, Inc. 144A cv. sr. unsec. notes 0.125%, 8/1/24	126,000	133,622
Cree, Inc. 144A cv. sr. unsec. unsub. notes 1.75%, 5/1/26	147,000	167,489
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24 (Israel)	84,000	77,993
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	109,000	169,833
Envestnet, Inc. cv. sr. unsec. notes 1.75%, 6/1/23	131,000	145,574
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	100,000	104,563
Inphi Corp. 144A cv. sr. unsec. notes 0.75%, 4/15/25	96,000	101,028
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	86,000	80,460

Fixed Income Absolute Return Fund 39

	Principal
CONVERTIBLE BONDS AND NOTES (1.9%)* cont.	amount	Value
Technology cont.
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24	$64,000	$58,789
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26	122,000	129,120
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	76,000	94,976
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23	87,000	78,570
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	212,000	255,460
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	127,000	138,399
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	310,000	317,595
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	67,000	64,440
Pluralsight, Inc. cv. sr. unsec. notes 0.375%, 3/1/24	42,000	34,713
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	130,000	134,936
Q2 Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.75%, 6/1/26	47,000	50,400
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/1/25	156,000	150,459
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24	80,000	74,939
Silicon Laboratories, Inc. cv. sr. unsec. notes 1.375%, 3/1/22	58,000	69,624
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26	201,000	208,184
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	334,000	390,851
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23 (acquired
12/20/19 and 4/6/20, cost $68,145) ∆∆	47,000	77,975
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	188,000	182,360
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	49,000	47,434
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	27,000	30,291
Vocera Communications, Inc. cv. sr. unsec. unsub. notes
1.50%, 5/15/23	24,000	22,080
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23 (Israel)	79,000	91,000
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	83,000	101,533
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	66,000	89,188
Zynga, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/24	120,000	133,575
		4,441,525
Transportation (0.1%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	56,000	49,947
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	243,000	268,190
		318,137
Utilities and power (—%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	153,000	154,567
		154,567
Total convertible bonds and notes (cost $9,666,355)		$9,705,893

	Principal
ASSET-BACKED SECURITIES (1.8%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.337%, 11/25/51	$1,056,667	$1,055,346
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.287%, 6/25/52	1,311,000	1,307,723

40 Fixed Income Absolute Return Fund

	Principal
ASSET-BACKED SECURITIES (1.8%)* cont.	amount	Value
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.135%, 10/22/20	$1,761,000	$1,787,239
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.32%, 10/24/20	878,000	878,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.317%, 3/26/21	2,574,000	2,574,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.137%, 8/25/52	746,667	746,667
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1,
4.336%, 3/25/22	1,000,000	890,000
Total asset-backed securities (cost $9,327,333)		$9,238,975

	Principal amount/
SHORT-TERM INVESTMENTS (15.3%)*		shares	Value
Putnam Short Term Investment Fund 0.64% L	Shares	51,368,986	$51,368,986
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.22% P	Shares	4,915,000	4,915,000
U.S. Treasury Bills 1.592%, 5/14/20 §		$116,000	115,997
U.S. Treasury Bills 1.571%, 5/21/20 §		1,786,000	1,785,916
U.S. Treasury Bills 1.564%, 5/7/20 ∆ §		907,000	906,992
U.S. Treasury Bills 1.554%, 6/4/20 §		282,000	281,975
U.S. Treasury Bills 1.245%, 6/11/20 ∆ §		1,895,000	1,894,792
U.S. Treasury Bills 0.755%, 6/18/20 # ∆ §		3,207,000	3,206,647
U.S. Treasury Bills 0.502%, 5/5/20 # ∆ §		3,255,000	3,254,983
U.S. Treasury Bills 0.310%, 7/23/20 # ∆ §		1,127,000	1,126,779
U.S. Treasury Bills 0.203%, 7/9/20 ∆ §		555,000	554,904
U.S. Treasury Bills 0.171%, 6/25/20 ∆ §		667,000	666,930
U.S. Treasury Bills 0.012%, 8/6/20 # ∆ §		1,889,000	1,888,453
U.S. Treasury Bills 0.005%, 9/10/20 ∆ §		837,000	836,670
U.S. Treasury Bills zero%, 8/20/20 §		1,032,000	1,031,654
U.S. Treasury Bills zero%, 8/13/20 # ∆ §		1,020,000	1,019,691
U.S. Treasury Cash Management Bills 0.087%, 7/21/20 ∆ § Φ		1,193,000	1,192,249
U.S. Treasury Cash Management Bills 0.036%, 7/14/20 ∆ §		422,000	421,926
Total short-term investments (cost $76,464,299)			$76,470,544

TOTAL INVESTMENTS
Total investments (cost $851,999,401)	$833,289,863

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Fixed Income Absolute Return Fund 41

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $501,046,628.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $77,975, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,130,683 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,256,737 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $107,978 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $10,062,909 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

42 Fixed Income Absolute Return Fund

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $257,935,216 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $126,500,371) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/15/20	$490,452	$479,718	$10,734
	Canadian Dollar	Sell	7/15/20	1,607,024	1,587,428	(19,596)
	Chinese Yuan (Offshore)	Buy	5/20/20	1,415,687	1,427,650	(11,963)
	Chinese Yuan (Offshore)	Sell	5/20/20	1,415,687	1,433,497	17,810
	Czech Koruna	Buy	6/17/20	349,882	366,983	(17,101)
	Euro	Buy	6/17/20	319,932	312,375	7,557
	Hong Kong Dollar	Sell	5/20/20	1,447,147	1,443,567	(3,580)
	Japanese Yen	Sell	5/20/20	468,457	457,865	(10,592)
	New Taiwan Dollar	Buy	5/20/20	1,450,912	1,452,116	(1,204)
	New Taiwan Dollar	Sell	5/20/20	1,450,912	1,430,043	(20,869)
	New Zealand Dollar	Buy	7/15/20	682,631	667,396	15,235
	Norwegian Krone	Sell	6/17/20	1,074,244	1,023,588	(50,656)
	Swedish Krona	Buy	6/17/20	716,576	612,471	104,105
Barclays Bank PLC
	British Pound	Sell	6/17/20	169,055	212,562	43,507
	Canadian Dollar	Sell	7/15/20	694,042	689,559	(4,483)
	Euro	Sell	6/17/20	3,533,186	3,530,842	(2,344)
	Japanese Yen	Buy	5/20/20	1,872,543	2,023,118	(150,575)
	New Zealand Dollar	Buy	7/15/20	1,065,119	1,041,477	23,642
	Norwegian Krone	Buy	6/17/20	1,332,196	1,229,780	102,416
	Swedish Krona	Sell	6/17/20	1,098,168	1,138,698	40,530
	Swiss Franc	Sell	6/17/20	182,555	188,688	6,133
Citibank, N.A.
	British Pound	Sell	6/17/20	617,770	611,121	(6,649)
	Canadian Dollar	Sell	7/15/20	341,524	339,150	(2,374)

Fixed Income Absolute Return Fund 43

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $126,500,371) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Citibank, N.A. cont.
	Euro	Buy	6/17/20	$774,879	$808,822	$(33,943)
	Japanese Yen	Buy	5/20/20	435,311	421,173	14,138
	New Zealand Dollar	Sell	7/15/20	1,009,567	986,830	(22,737)
	Norwegian Krone	Sell	6/17/20	438,022	381,028	(56,994)
	Swedish Krona	Buy	6/17/20	1,785,868	1,768,039	17,829
	Swiss Franc	Sell	6/17/20	987,666	985,059	(2,607)
Credit Suisse International
	Australian Dollar	Sell	7/15/20	15,316	155	(15,161)
	British Pound	Sell	6/17/20	291,501	316,684	25,183
	Canadian Dollar	Sell	7/15/20	637,852	629,227	(8,625)
	Euro	Sell	6/17/20	949,049	924,087	(24,962)
	New Zealand Dollar	Buy	7/15/20	665,033	650,389	14,644
	Norwegian Krone	Sell	6/17/20	1,486,140	1,319,990	(166,150)
	Swedish Krona	Buy	6/17/20	626,675	594,116	32,559
Goldman Sachs International
	Australian Dollar	Buy	7/15/20	45,754	42,127	3,627
	British Pound	Buy	6/17/20	959,912	920,860	39,052
	Canadian Dollar	Buy	7/15/20	3,499,095	3,477,488	21,607
	Chinese Yuan (Offshore)	Buy	5/20/20	1,415,673	1,428,124	(12,451)
	Chinese Yuan (Offshore)	Sell	5/20/20	1,415,673	1,433,381	17,708
	Euro	Sell	6/17/20	1,010,250	1,004,239	(6,011)
	Hong Kong Dollar	Buy	5/20/20	398,000	397,069	931
	Japanese Yen	Sell	5/20/20	631,126	605,851	(25,275)
	New Taiwan Dollar	Buy	5/20/20	1,450,912	1,450,871	41
	New Taiwan Dollar	Sell	5/20/20	1,450,912	1,428,410	(22,502)
	New Zealand Dollar	Sell	7/15/20	957,019	934,349	(22,670)
	Norwegian Krone	Buy	6/17/20	2,630,035	3,170,682	(540,647)
	Russian Ruble	Buy	6/17/20	1,258,816	1,461,466	(202,650)
	Russian Ruble	Sell	6/17/20	1,258,816	1,419,535	160,719
	Swedish Krona	Buy	6/17/20	2,637,292	2,535,261	102,031
	Swiss Franc	Buy	6/17/20	1,443,638	1,483,450	(39,812)
HSBC Bank USA, National Association
	Australian Dollar	Buy	7/15/20	373,134	328,372	44,762
	British Pound	Sell	6/17/20	96,747	125,700	28,953
	Canadian Dollar	Buy	7/15/20	787,596	789,911	(2,315)
	Euro	Buy	6/17/20	457,031	517,082	(60,051)
	Hong Kong Dollar	Sell	5/20/20	1,364,854	1,359,834	(5,020)
	Japanese Yen	Buy	5/20/20	740,186	761,382	(21,196)
	New Zealand Dollar	Buy	7/15/20	404,379	402,192	2,187
	Norwegian Krone	Buy	6/17/20	1,299,469	1,327,024	(27,555)
	Norwegian Krone	Sell	6/17/20	1,439,394	1,313,190	(126,204)
	Swedish Krona	Sell	6/17/20	2,669,624	2,754,038	84,414
	Swiss Franc	Sell	6/17/20	114,512	115,543	1,031

44 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $126,500,371) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	7/15/20	$437,072	$429,186	$(7,886)
	British Pound	Buy	6/17/20	1,146,099	1,053,960	92,139
	Canadian Dollar	Sell	7/15/20	984,549	974,322	(10,227)
	Euro	Buy	6/17/20	4,965,149	5,136,190	(171,041)
	Japanese Yen	Sell	5/20/20	1,020,553	998,585	(21,968)
	New Zealand Dollar	Buy	7/15/20	15,820	15,472	348
	Norwegian Krone	Sell	6/17/20	1,600,915	1,237,215	(363,700)
	Singapore Dollar	Buy	5/20/20	2,801,330	2,845,612	(44,282)
	Singapore Dollar	Sell	5/20/20	2,801,330	2,895,132	93,802
	Swedish Krona	Buy	6/17/20	103,314	13,948	89,366
	Swiss Franc	Buy	6/17/20	42,216	81,240	(39,024)
NatWest Markets PLC
	British Pound	Buy	6/17/20	322,994	314,452	8,542
	Canadian Dollar	Buy	7/15/20	584,679	581,194	3,485
	Euro	Sell	6/17/20	1,362,537	1,351,642	(10,895)
	New Zealand Dollar	Buy	7/15/20	494,023	486,670	7,353
	Norwegian Krone	Sell	6/17/20	408,674	242,719	(165,955)
	Swedish Krona	Sell	6/17/20	501,252	582,653	81,401
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/15/20	764,062	724,856	(39,206)
	British Pound	Sell	6/17/20	1,303,439	1,365,744	62,305
	Canadian Dollar	Sell	7/15/20	6,057,902	6,005,108	(52,794)
	Euro	Sell	6/17/20	5,086,016	5,029,633	(56,383)
	Hong Kong Dollar	Sell	5/20/20	2,894,306	2,886,787	(7,519)
	Japanese Yen	Sell	5/20/20	3,363,557	3,316,950	(46,607)
	New Zealand Dollar	Buy	7/15/20	1,794,657	1,757,019	37,638
	Norwegian Krone	Buy	6/17/20	1,865,827	2,070,064	(204,237)
	Swedish Krona	Buy	6/17/20	695,349	392,826	302,523
	Swiss Franc	Sell	6/17/20	181,725	179,859	(1,866)
Toronto-Dominion Bank
	Australian Dollar	Buy	7/15/20	671,968	630,111	41,857
	British Pound	Buy	6/17/20	515,732	481,620	34,112
	Canadian Dollar	Sell	7/15/20	895,162	887,536	(7,626)
	Euro	Sell	6/17/20	706,769	691,162	(15,607)
	Hong Kong Dollar	Sell	5/20/20	723,586	721,582	(2,004)
	New Zealand Dollar	Buy	7/15/20	322,154	315,040	7,114
	Norwegian Krone	Sell	6/17/20	343,652	317,539	(26,113)
	Swedish Krona	Buy	6/17/20	578,335	500,475	77,860
UBS AG
	Australian Dollar	Sell	7/15/20	1,330,770	1,259,493	(71,277)
	British Pound	Sell	6/17/20	1,285,173	1,261,091	(24,082)
	Canadian Dollar	Buy	7/15/20	280,376	283,156	(2,780)
	Euro	Sell	6/17/20	117,686	56,075	(61,611)
	Hong Kong Dollar	Sell	5/20/20	1,447,160	1,443,570	(3,590)

Fixed Income Absolute Return Fund 45

FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $126,500,371) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Japanese Yen	Buy	5/20/20	$1,402,036	$1,400,293	$1,743
	New Zealand Dollar	Buy	7/15/20	2,462,817	2,416,455	46,362
	Norwegian Krone	Buy	6/17/20	600,812	550,051	50,761
	Swedish Krona	Sell	6/17/20	556,842	585,368	28,526
WestPac Banking Corp.
	Australian Dollar	Buy	7/15/20	1,016,555	954,935	61,620
	British Pound	Sell	6/17/20	262,653	272,185	9,532
	Canadian Dollar	Buy	7/15/20	940,071	939,811	260
	Euro	Sell	6/17/20	335,616	324,353	(11,263)
	Japanese Yen	Sell	5/20/20	433,743	419,630	(14,113)
	New Zealand Dollar	Buy	7/15/20	357,717	347,080	10,637
Unrealized appreciation						2,132,371
Unrealized (depreciation)						(3,231,180)
Total						$(1,098,809)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	6	$1,348,688	$1,348,688	Jun-20	$7,299
U.S. Treasury Note 2 yr (Short)	1,273	280,606,993	280,606,993	Jun-20	(54,936)
U.S. Treasury Note 5 yr (Short)	117	14,681,672	14,681,672	Jun-20	(461,060)
Unrealized appreciation					7,299
Unrealized (depreciation)					(515,996)
Total					$(508,697)

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/20 (premiums $9,080,126) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		$10,877,400	$10,225
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	210,678
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	678,404
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		10,877,400	1,207,174
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		32,549,500	11,718
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	101,446
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	545,292
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		$6,308,900	3,218
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333		6,308,900	60,755
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		3,327,300	93,830

46 Fixed Income Absolute Return Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/20 (premiums $9,080,126) (Unaudited) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	$94,682
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$2,082,300	105,927
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		3,327,300	111,431
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		2,082,300	114,443
(0.442)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/0.442		11,362,900	183,511
(0.83)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/0.83		43,509,700	240,174
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785		22,836,700	618,646
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	1,224,302
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		$13,949,800	279
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	22,011
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	22,610
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	77,656
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	469,322
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	483,930
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	492,121
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,450,300	1,446,090
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,450,300	1,692,131
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,450,300	1,703,103
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		306,100	57,284
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		612,300	67,292
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05		12,465,000	93,986
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	167,807
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	4,372,900	168,392
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	4,372,900	298,736
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		$6,511,700	803,606
Total				$13,682,212

WRITTEN OPTIONS OUTSTANDING at 4/30/20 (premiums $1,469,003) (Unaudited)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Bank of America N.A.
USD/JPY (Put)	Jul-20/JPY 102.00	$5,816,430		$5,816,430	$15,338
USD/JPY (Put)	Jun-20/JPY 105.00	5,401,100		5,401,100	30,192
Citibank, N.A.
USD/JPY (Put)	Jun-20/JPY 105.00	5,401,100		5,401,100	30,192
Goldman Sachs International
AUD/USD (Put)	Jul-20/$0.59	1,930,024	AUD	2,961,750	6,705
EUR/CHF (Put)	Jun-20/CHF 1.00	10,133,691	EUR	9,247,334	6,759
USD/JPY (Put)	Jun-20/JPY 105.00	5,401,100		$5,401,100	30,192

Fixed Income Absolute Return Fund 47

WRITTEN OPTIONS OUTSTANDING at 4/30/20 (premiums $1,469,003) (Unaudited) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/$103.97	$87,000,000	$87,000,000	$434,739
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/104.19	71,000,000	71,000,000	431,751
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/103.63	19,000,000	19,000,000	68,210
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/102.97	19,000,000	19,000,000	34,105
Total				$1,088,183

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	$(512,677)	$1,070,281
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$37,416,800	(345,170)	1,027,091
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	518,657
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		$2,999,900	(390,737)	115,406
(0.925)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	19,629
(0.85)/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	17,010
0.003/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	176,833,300	(13,922)	626
(0.003)/6 month JPY-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/0.003	JPY	176,833,300	(13,922)	(840)
0.925/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.925		$6,653,800	(476,412)	(3,460)
0.85/3 month USD-LIBOR-BBA/
Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	(18,128)
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		2,249,900	(50,902)	(23,736)
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	(75,207)
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	(130,737)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075		$2,249,900	(1,057,849)	(136,749)

48 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	$(256,339)	$(173,613)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$37,416,800	(345,170)	(340,119)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	146,938
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	(57,399)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$35,078,300	(470,049)	1,904,401
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	302,732
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(113,701)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		35,078,300	(470,049)	(470,049)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	210,320
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	(213,463)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		35,078,300	(471,803)	1,884,757
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		1,847,900	(169,452)	363,833
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	252,462
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		5,920,400	(83,626)	(82,294)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(105,960)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		1,847,900	(276,261)	(161,839)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		35,078,300	(471,803)	(471,803)
0.555/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	5,544,800	418,666	78,019
0.445/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	2,772,400	216,997	28,103
(0.445)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.445	EUR	2,772,400	216,997	(39,678)
(0.555)/6 month EUR-EURIBOR-
Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	5,544,800	418,666	(129,121)

Fixed Income Absolute Return Fund 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$16,410,700	$(2,330,812)	$2,695,293
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		5,212,600	(727,809)	2,125,073
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		2,348,200	(271,217)	558,590
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	547,148
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$1,026,000	(158,620)	322,359
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(98,832)	189,081
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	18,218
1.445/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	(4,236)
(1.445)/6 month AUD-BBR-BBSW/
Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	(12,948)
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	(16,068)
0.794/3 month USD-LIBOR-BBA/
Jul-50 (Purchased)	Jul-20/0.794		$3,889,000	(170,945)	(17,189)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		16,410,700	(20,021)	(19,857)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		1,026,000	(110,090)	(95,623)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(177,830)	(130,055)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	(163,078)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		$2,348,200	(271,217)	(167,403)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		5,212,600	(727,809)	(706,099)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		16,410,700	180,025	133,911
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		16,410,700	1,641	1,641
0.794/3 month USD-LIBOR-BBA/
Jul-50 (Written)	Jul-20/0.794		3,889,000	170,945	(13,261)
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		16,410,700	633,125	(671,690)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		16,410,700	1,862,614	(1,921,857)

50 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		$1,569,900	$(179,126)	$851,294
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		27,003,600	(148,790)	548,173
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	285,331
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		8,782,100	(1,714,105)	75,438
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764		8,782,100	(14,397)	(13,612)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	(134,519)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		27,003,600	(148,790)	(147,710)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(167,964)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	517,349
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	(1,232,902)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		5,643,600	(154,804)	369,486
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	2,928,000	(266,169)	154,999
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		$4,373,100	(92,710)	11,807
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	10,721
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		$1,749,300	(97,873)	(2,536)
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		5,830,900	(92,420)	(4,082)
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983		5,830,900	(92,420)	(4,548)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902		1,749,300	(97,873)	(6,612)
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	(7,143)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	(10,641)
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925		4,373,100	(92,710)	(28,731)
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	(29,241)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	2,928,000	(266,169)	(91,273)

Fixed Income Absolute Return Fund 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
UBS AG cont.
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$5,643,600	$(412,688)	$(272,191)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		11,992,600	356,251	334,833
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	3,513,500	247,571	94,370
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	16,408
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	(8,498)
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	3,513,500	247,571	(219,465)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$11,992,600	95,870	(390,122)
Unrealized appreciation					17,801,788
Unrealized (depreciation)					(9,459,050)
Total					$8,342,738

TBA SALE COMMITMENTS OUTSTANDING at 4/30/20 (proceeds receivable $140,070,468) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 4.50%, 5/1/50	$1,000,000	5/13/20	$1,078,047
Uniform Mortgage-Backed Securities, 4.00%, 5/1/50	53,000,000	5/13/20	56,445,000
Uniform Mortgage-Backed Securities, 3.50%, 5/1/50	46,000,000	5/13/20	48,601,875
Uniform Mortgage-Backed Securities, 3.00%, 5/1/50	32,000,000	5/13/20	33,783,750
Total			$139,908,672

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,637,000	$1,743,337	$(90)	11/8/48	3 month USD-	3.312% —	$1,774,928
				LIBOR-BBA —	Semiannually
				Quarterly
16,410,700	3,470,322	(232)	1/3/29	3.065% —	3 month USD-	(3,617,087)
				Semiannually	LIBOR-BBA —
					Quarterly
9,058,700	1,962,241	(128)	3/4/29	3 month USD-	3.073% —	1,987,891
				LIBOR-BBA —	Semiannually
				Quarterly
13,128,600	3,068,298	(289,824)	12/3/29	3 month USD-	3.096% —	2,914,102
				LIBOR-BBA —	Semiannually
				Quarterly
1,493,800	65,805 E	(8)	2/2/24	3 month USD-	2.5725% —	65,797
				LIBOR-BBA —	Semiannually
				Quarterly

52 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$3,866,300	$166,885 E	$(22)	2/2/24	2.528% —	3 month USD-	$(166,907)
				Semiannually	LIBOR-BBA —
					Quarterly
2,363,100	428,385	(31)	2/13/29	2.6785% —	3 month USD-	(433,389)
				Semiannually	LIBOR-BBA —
					Quarterly
6,387,000	1,291,119	130,050	2/20/30	2.7225% —	3 month USD-	(1,174,016)
				Semiannually	LIBOR-BBA —
					Quarterly
6,387,000	1,289,024	130,450	3/2/30	2.715% —	3 month USD-	(1,170,171)
				Semiannually	LIBOR-BBA —
					Quarterly
8,093,300	538,148 E	(1,638)	12/2/23	3 month USD-	2.536% —	536,510
				LIBOR-BBA —	Semiannually
				Quarterly
2,798,000	123,118 E	(478)	2/2/24	3 month USD-	2.57% —	122,640
				LIBOR-BBA —	Semiannually
				Quarterly
625,578	131,925	(9)	3/5/30	3 month USD-	2.806% —	133,345
				LIBOR-BBA —	Semiannually
				Quarterly
1,997,100	392,476	(28)	3/16/30	2.647% —	3 month USD-	(397,223)
				Semiannually	LIBOR-BBA —
					Quarterly
1,496,300	747,367 E	(51)	3/28/52	2.67% —	3 month USD-	(747,418)
				Semiannually	LIBOR-BBA —
					Quarterly
5,041,000	195,409 E	(28)	2/2/24	3 month USD-	2.3075% —	195,381
				LIBOR-BBA —	Semiannually
				Quarterly
7,399,600	288,311 E	(41)	2/9/24	3 month USD-	2.32% —	288,269
				LIBOR-BBA —	Semiannually
				Quarterly
1,867,000	973,239 E	(64)	11/29/53	2.793% —	3 month USD-	(973,303)
				Semiannually	LIBOR-BBA —
					Quarterly
991,700	145,766 E	(22)	11/20/39	3 month USD-	2.55% —	145,744
				LIBOR-BBA —	Semiannually
				Quarterly
4,217,500	629,437 E	(60)	12/7/30	2.184% —	3 month USD-	(629,496)
				Semiannually	LIBOR-BBA —
					Quarterly
2,942,500	204,451 E	(33)	6/5/29	3 month USD-	2.2225% —	204,418
				LIBOR-BBA —	Semiannually
				Quarterly
246,100	98,022 E	(8)	6/22/52	2.3075% —	3 month USD-	(98,030)
				Semiannually	LIBOR-BBA —
					Quarterly

Fixed Income Absolute Return Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,123,600	$719,543 E	$(73)	6/22/30	2.0625% —	3 month USD-	$(719,616)
				Semiannually	LIBOR-BBA —
					Quarterly
1,548,100	202,485 E	(22)	7/6/30	1.9665% —	3 month USD-	(202,507)
				Semiannually	LIBOR-BBA —
					Quarterly
977,900	373,768 E	(33)	7/5/52	2.25% —	3 month USD-	(373,801)
				Semiannually	LIBOR-BBA —
					Quarterly
10,198,500	278,052 E	(57)	2/7/24	1.733% —	3 month USD-	(278,109)
				Semiannually	LIBOR-BBA —
					Quarterly
1,560,600	208,626 E	(22)	1/22/31	2.035% —	3 month USD-	(208,648)
				Semiannually	LIBOR-BBA —
					Quarterly
4,139,900	1,601,934 E	(141)	7/22/52	2.2685% —	3 month USD-	(1,602,075)
				Semiannually	LIBOR-BBA —
					Quarterly
1,874,500	545,133 E	(64)	8/8/52	1.9185% —	3 month USD-	(545,197)
				Semiannually	LIBOR-BBA —
					Quarterly
7,106,500	327,276	(67)	9/18/24	1.43125% —	3 month USD-	(331,767)
				Semiannually	LIBOR-BBA —
					Quarterly
7,106,500	325,328	(67)	9/18/24	1.425% —	3 month USD-	(329,767)
				Semiannually	LIBOR-BBA —
					Quarterly
1,598,400	335,980 E	(55)	9/12/52	1.626% —	3 month USD-	(336,035)
				Semiannually	LIBOR-BBA —
					Quarterly
35,078,300	1,699,509	(284)	9/30/24	1.50% —	3 month USD-	(1,702,240)
				Semiannually	LIBOR-BBA —
					Quarterly
35,078,300	1,742,655	(284)	10/1/24	1.53% —	3 month USD-	(1,745,763)
				Semiannually	LIBOR-BBA —
					Quarterly
5,973,000	346,661	(48)	12/13/24	1.6445% —	3 month USD-	(378,082)
				Semiannually	LIBOR-BBA —
					Quarterly
5,973,000	343,244	(48)	12/17/24	1.632% —	3 month USD-	(373,282)
				Semiannually	LIBOR-BBA —
					Quarterly
2,145,000	123,153	27,758	3/18/25	1.58% —	3 month USD-	(97,112)
				Semiannually	LIBOR-BBA —
					Quarterly
1,554,400	166,148	3,471	3/18/30	3 month USD-	1.73% —	171,142
				LIBOR-BBA —	Semiannually
				Quarterly

54 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,973,000	$356,660	$(48)	12/18/24	1.6815% —	3 month USD-	$(387,321)
				Semiannually	LIBOR-BBA —
					Quarterly
1,776,100	211,468 E	(25)	12/21/30	3 month USD-	1.88% —	211,443
				LIBOR-BBA —	Semiannually
				Quarterly
11,100,700	1,136,556	(23,829)	1/28/30	3 month USD-	1.698% —	1,160,600
				LIBOR-BBA —	Semiannually
				Quarterly
257,400	79,943 E	(9)	1/16/55	2.032% —	3 month USD-	(79,952)
				Semiannually	LIBOR-BBA —
					Quarterly
4,491,000	487,943	(1,495)	1/16/30	1.771% —	3 month USD-	(510,435)
				Semiannually	LIBOR-BBA —
					Quarterly
8,268,600	891,347	(110)	1/31/30	1.7505% —	3 month USD-	(927,467)
				Semiannually	LIBOR-BBA —
					Quarterly
6,496,800	698,783	(86)	1/31/30	1.748% —	3 month USD-	(727,123)
				Semiannually	LIBOR-BBA —
					Quarterly
14,765,400	1,502,852	(23,820)	1/31/30	3 month USD-	1.688% —	1,541,030
				LIBOR-BBA —	Semiannually
				Quarterly
51,879,000	4,205,831	(233,404)	3/18/27	3 month USD-	1.70% —	4,021,376
				LIBOR-BBA —	Semiannually
				Quarterly
110,900	32,786 E	(4)	1/24/55	3 month USD-	1.977% —	32,782
				LIBOR-BBA —	Semiannually
				Quarterly
8,140,300	664,395	(55,258)	2/18/30	1.4765% —	3 month USD-	(716,100)
				Semiannually	LIBOR-BBA —
					Quarterly
177,500,000	3,580,530	79,552	3/18/22	3 month USD-	1.40% —	3,763,956
				LIBOR-BBA —	Semiannually
				Quarterly
683,100	78,100 E	(23)	3/4/52	1.265% —	3 month USD-	(78,123)
				Semiannually	LIBOR-BBA —
					Quarterly
1,522,400	62,571 E	(22)	3/4/31	3 month USD-	1.101% —	62,549
				LIBOR-BBA —	Semiannually
				Quarterly
52,715,300	212,337 E	(199)	9/8/21	0.68% —	3 month USD-	(212,536)
				Semiannually	LIBOR-BBA —
					Quarterly
114,009,900	330,971 E	(430)	10/15/21	0.571% —	3 month USD-	(331,401)
				Semiannually	LIBOR-BBA —
					Quarterly

Fixed Income Absolute Return Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,223,400	$323,960 E	$(178)	1/27/47	3 month USD-	1.27% —	$323,782
				LIBOR-BBA —	Semiannually
				Quarterly
441,200	28,148 E	(15)	3/7/50	1.275% —	3 month USD-	(28,163)
				Semiannually	LIBOR-BBA —
					Quarterly
885,400	5,780 E	(30)	3/10/52	0.8725% —	3 month USD-	(5,810)
				Semiannually	LIBOR-BBA —
					Quarterly
991,100	35,840 E	(34)	3/11/52	0.717% —	3 month USD-	35,806
				Semiannually	LIBOR-BBA —
					Quarterly
3,190,000	47,560 E	(48,264)	6/17/25	3 month USD-	0.70% —	(704)
				LIBOR-BBA —	Semiannually
				Quarterly
2,981,000	47,517 E	(4,540)	6/17/30	0.80% —	3 month USD-	(52,057)
				Semiannually	LIBOR-BBA —
					Quarterly
1,352,100	36,399 E	(19)	3/17/32	3 month USD-	1.03% —	36,379
				LIBOR-BBA —	Semiannually
				Quarterly
77,113,000	181,601 E	91,668	6/17/22	0.40% —	3 month USD-	(89,933)
				Semiannually	LIBOR-BBA —
					Quarterly
207,449,000	2,575,894 E	1,862,161	6/17/25	0.65% —	3 month USD-	(713,733)
				Semiannually	LIBOR-BBA —
					Quarterly
1,311,000	29,994 E	(9,870)	6/17/50	3 month USD-	0.90% —	20,124
				LIBOR-BBA —	Semiannually
				Quarterly
38,915,000	812,156 E	(542,494)	6/17/30	3 month USD-	0.85% —	269,662
				LIBOR-BBA —	Semiannually
				Quarterly
598,900	3,973 E	(7)	3/24/32	3 month USD-	1.07% —	3,965
				LIBOR-BBA —	Semiannually
				Quarterly
2,578,000	63,401	44,305	4/22/30	0.895% —	3 month USD-	(18,965)
				Semiannually	LIBOR-BBA —
					Quarterly
6,393,000	51,802	63,845	4/22/30	0.7275% —	3 month USD-	12,634
				Semiannually	LIBOR-BBA —
					Quarterly
338,400	1,734 E	(5)	3/24/35	3 month USD-	0.968% —	1,729
				LIBOR-BBA —	Semiannually
				Quarterly
20,006,000	70,241	(265)	4/20/30	0.6814% —	3 month USD-	(67,732)
				Semiannually	LIBOR-BBA —
					Quarterly

56 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$2,767,300	$12,613	$(37)	4/22/30	3 month USD-	0.6915% —	$12,296
					LIBOR-BBA —	Semiannually
					Quarterly
	3,757,000	8,701	(50)	4/24/30	3 month USD-	0.66726% —	8,394
					LIBOR-BBA —	Semiannually
					Quarterly
	3,757,000	7,491	(50)	4/24/30	3 month USD-	0.664% —	7,181
					LIBOR-BBA —	Semiannually
					Quarterly
	6,830,500	23,039	(91)	4/24/30	0.678% —	3 month USD-	(22,675)
					Semiannually	LIBOR-BBA —
						Quarterly
	6,830,500	21,823	(91)	4/24/30	0.67619% —	3 month USD-	(21,457)
					Semiannually	LIBOR-BBA —
						Quarterly
	2,241,000	6,658 E	(32)	4/25/32	0.7925% —	3 month USD-	(6,690)
					Semiannually	LIBOR-BBA —
						Quarterly
	8,637,900	94,248	(23,118)	4/28/50	0.78% —	3 month USD-	71,208
					Semiannually	LIBOR-BBA —
						Quarterly
	76,220,000	1,524	(287)	5/4/22	0.3175% —	3 month USD-	1,237
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	15,090,000	89,454	(39)	10/30/21	0.80% —	3 month AUD-	(89,469)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	3,128,000	78,212	(28)	10/30/29	6 month AUD-	1.305% —	78,200
					BBR-BBSW —	Semiannually
					Semiannually
AUD	15,131,000	91,176	(39)	10/30/21	0.81% —	3 month AUD-	(91,194)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	3,128,000	81,999	(28)	10/30/29	6 month AUD-	1.325% —	81,988
					BBR-BBSW —	Semiannually
					Semiannually
AUD	117,100	1,833 E	(1)	1/30/35	1.692% —	6 month AUD-	(1,834)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	394,200	758 E	(4)	3/5/35	1.47% —	6 month AUD-	(762)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,488,000	56,935 E	(2,208)	6/17/30	6 month AUD-	1.20% —	54,727
					BBR-BBSW —	Semiannually
					Semiannually
AUD	4,567,000	55,534 E	43,853	6/17/25	0.90% —	6 month AUD-	(11,681)
					Semiannually	BBR-BBSW —
						Semiannually

Fixed Income Absolute Return Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	146,400	$339 E	$(1)	3/25/35	1.4025% —	6 month AUD-	$338
					Semiannually	BBR-BBSW —
						Semiannually
AUD	246,400	450 E	(3)	3/28/40	1.445% —	6 month AUD-	(453)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	910,700	12,618 E	(11)	4/1/40	1.1685% —	6 month AUD-	12,607
					Semiannually	BBR-BBSW —
						Semiannually
AUD	13,649,000	27,635 E	(99)	4/29/30	6 month AUD-	1.4275% —	27,536
					BBR-BBSW —	Semiannually
					Semiannually
CAD	28,419,000	260,496	(80)	8/15/21	3 month CAD-	1.61% —	245,902
					BA-CDOR —	Semiannually
					Semiannually
CAD	9,441,000	259,311	(67)	9/18/24	3 month CAD-	1.638% —	260,757
					BA-CDOR —	Semiannually
					Semiannually
CAD	9,441,000	256,951	(67)	9/18/24	3 month CAD-	1.63% —	258,332
					BA-CDOR —	Semiannually
					Semiannually
CAD	13,882,000	177,820	(39)	2/24/22	3 month CAD-	1.621% —	171,907
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,925,000	119,341	(29)	2/24/30	1.60% —	3 month CAD-	(122,083)
					Semiannually	BA-CDOR —
						Semiannually
CAD	2,723,000	148,638	(67)	3/11/50	3 month CAD-	1.134% —	(148,065)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,414,000	1,438 E	(2,978)	6/17/30	3 month CAD-	1.00% —	(4,416)
					BA-CDOR —	Semiannually
					Semiannually
CAD	6,357,000	28,073 E	4,626	6/17/25	3 month CAD-	0.90% —	32,699
					BA-CDOR —	Semiannually
					Semiannually
CHF	4,204,000	39,181	(35)	8/9/24	0.8475% plus	—	(59,510)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	2,043,000	10,534	(17)	9/13/24	0.765% plus 6	—	(18,379)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	6,000	1 E	6	6/17/25	0.60% plus	—	7
					6 month CHF-
					LIBOR-BBA —
					Semiannually

58 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	2,628,000	$12,241 E	$(7,883)	6/17/30	0.30% plus	—	$4,358
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CZK	108,456,000	427,156	(63)	3/19/29	1.948% —	6 month CZK-	(427,826)
					Annually	PRIBOR —
						Semiannually
CZK	103,585,000	98,222	(36)	8/9/24	6 month CZK-	1.28% —	118,511
					PRIBOR —	Annually
					Semiannually
EUR	757,000	425,830 E	(29)	11/29/58	1.484% —	6 month EUR-	(425,859)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,029,500	493,660	(40)	2/19/50	6 month	1.354% —	497,469
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,137,000	513,506	(43)	3/11/50	1.267% —	6 month EUR-	(516,474)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,150,600	498,345	(44)	3/12/50	1.2115% —	6 month EUR-	(501,222)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,295,500	518,235	(50)	3/26/50	1.113% —	6 month EUR-	(520,245)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,120,200	575,483 E	(42)	11/29/58	6 month	1.343% —	575,440
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,336,000	504,120	(51)	2/19/50	1.051% —	6 month EUR-	(508,278)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,095,100	426,231 E	(42)	6/7/54	1.054% —	6 month EUR-	(426,273)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	999,500	327,430	(38)	2/19/50	0.9035% —	6 month EUR-	(330,219)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	531,600	155,600	(20)	2/21/50	0.80% —	6 month EUR-	(156,926)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

Fixed Income Absolute Return Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	2,146,300	$421,835 E	$(82)	8/8/54	0.49% —	6 month EUR-	$(421,917)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,338,400	132,769 E	(50)	6/6/54	6 month	0.207% —	132,718
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,741,600	176,743	(65)	2/19/50	0.233% —	6 month EUR-	(179,044)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	6,306,000	19,736	(56)	10/11/24	—	0.4047% plus	34,680
						6 month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	7,327,800	1,638,203	(277)	2/19/50	6 month	0.595% —	1,653,140
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	7,338,000	155,624 E	(91)	1/27/30	6 month	0.352% —	155,533
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	835,200	61,500 E	(31)	3/4/54	0.134% —	6 month EUR-	(61,532)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	371,500	18,586 E	(14)	3/13/54	—	0.2275%	18,572
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	16,865,000	27,057 E	106,151	6/17/25	0.30% plus	—	133,208
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	5,120,000	4,315 E	126,924	6/17/30	0.15% plus	—	131,239
					6 month
					EUR-EURIBOR-
					REUTERS —
					Semiannually
EUR	7,541,000	49,128 E	(91)	4/30/30	0.11475% —	6 month EUR-	(49,220)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

60 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	8,534,000	$97,350 E	$(62)	1/10/24	6 month GBP-	0.855% —	$97,288
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	8,616,000	104,319 E	(78)	1/10/26	0.965% —	6 month GBP-	(104,397)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	16,079,000	159,420 E	(117)	1/13/24	6 month GBP-	0.795% —	159,303
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	16,325,000	181,001 E	(148)	1/15/26	0.926% —	6 month GBP-	(181,149)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	897,000	8,812 E	4,656	6/17/25	0.30% —	Sterling Over-	(4,156)
					Annually	night Index
						Average —
						Annually
GBP	1,180,000	29,992 E	2,698	6/17/30	Sterling Over-	0.40% —	32,690
					night Index	Annually
					Average —
					Annually
JPY	49,318,800	49,826 E	(14)	8/29/43	0.7495% —	6 month JPY-	(49,841)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	966,000,000	99,836 E	(99)	1/16/30	6 month JPY-	0.245% —	99,737
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	496,000,000	119,726 E	(88)	1/16/40	0.565% —	6 month JPY-	(119,814)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	66,881,600	1,832 E	(20)	8/29/43	0.194% —	6 month JPY-	1,812
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	79,594,000	339,561	(75)	7/1/24	1.735% —	6 month NOK-	(409,886)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	41,749,000	344,810	(65)	7/1/29	6 month NOK-	1.82% —	384,793
					NIBOR-NIBR —	Annually
					Semiannually
NOK	191,706,000	254,709 E	(80)	1/25/22	1.8075% —	3 month NOK-	(254,789)
					Annually	NIBOR-NIBR —
						Quarterly
NOK	5,164,000	20,235 E	(5,404)	6/17/30	6 month NOK-	1.30% —	14,830
					NIBOR-NIBR —	Annually
					Semiannually
NOK	47,493,000	124,000 E	18,262	6/17/25	1.20% —	6 month NOK-	(105,738)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	22,409,000	63,580	(29)	3/19/30	6 month NOK-	1.195% —	63,544
					NIBOR-NIBR —	Annually
					Semiannually

Fixed Income Absolute Return Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	6,863,000	$196,726	$(36)	12/13/24	3 month NZD-	1.3625% —	$214,411
					BBR-FRA —	Semiannually
					Quarterly
NZD	6,863,000	203,521	(36)	12/17/24	3 month NZD-	1.39% —	222,597
					BBR-FRA —	Semiannually
					Quarterly
NZD	6,863,000	197,635	(36)	12/18/24	3 month NZD-	1.36% —	216,057
					BBR-FRA —	Semiannually
					Quarterly
NZD	437,000	7,944 E	(1,152)	6/17/30	3 month NZD-	1.10% —	6,792
					BBR-FRA —	Semiannually
					Quarterly
NZD	4,587,000	73,569 E	10,219	6/17/25	0.90% —	3 month NZD-	(63,350)
					Semiannually	BBR-FRA —
						Quarterly
SEK	96,884,000	17,598 E	(38)	1/21/22	3 month SEK-	0.24% —	17,559
					STIBOR-SIDE —	Annually
					Quarterly
SEK	193,768,000	36,725 E	(76)	1/25/22	3 month SEK-	0.2475% —	36,649
					STIBOR-SIDE —	Annually
					Quarterly
SEK	118,173,000	19,987 E	(46)	1/28/22	3 month SEK-	0.2275% —	19,940
					STIBOR-SIDE —	Annually
					Quarterly
SEK	20,316,000	6,010	(28)	3/2/30	0.3125% —	3 month SEK-	3,132
					Annually	STIBOR-SIDE —
						Quarterly
SEK	101,018,000	3,117	(39)	3/2/22	3 month SEK-	0.07% —	(4,155)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	20,316,000	11,404	(28)	3/3/30	0.286% —	3 month SEK-	8,662
					Annually	STIBOR-SIDE —
						Quarterly
SEK	101,018,000	4,960	(39)	3/3/22	3 month SEK-	0.06% —	(6,119)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	59,000	64 E	(15)	6/17/30	0.25% —	3 month SEK-	49
					Annually	STIBOR-SIDE —
						Quarterly
SEK	55,339,000	15,945 E	(7,941)	6/17/25	0.10% —	3 month SEK-	8,012
					Annually	STIBOR-SIDE —
						Quarterly
Total			$1,457,589				$(3,579,668)

E Extended effective date.

62 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$47,285	$47,895	$—	1/12/41	4.50% (1 month	Synthetic TRS	$1,362
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
3,063,539	3,074,647	—	1/12/40	4.00% (1 month	Synthetic MBX	15,771
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
740,109	742,792	—	1/12/40	4.00% (1 month	Synthetic MBX	3,810
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
575,945	578,034	—	1/12/40	4.00% (1 month	Synthetic MBX	2,965
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
966,727	974,075	—	1/12/40	4.50% (1 month	Synthetic MBX	9,032
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
534,668	538,732	—	1/12/40	4.50% (1 month	Synthetic MBX	4,995
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
422,165	425,374	—	1/12/40	4.50% (1 month	Synthetic MBX	3,944
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,178,970	21,469,586	—	1/12/41	5.00% (1 month	Synthetic MBX	331,950
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,616,515	2,650,991	—	1/12/40	5.00% (1 month	Synthetic MBX	39,593
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
54,216	54,535	—	1/12/41	5.00% (1 month	Synthetic MBX Index	426
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,592,428	1,598,891	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(10,132)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,202,538	6,220,957	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(33,289)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$27,346	$27,463	$—	1/12/40	4.00% (1 month	Synthetic TRS	$501
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,781	54,289	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,265
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
34,110	34,432	—	1/12/41	5.00% (1 month	Synthetic TRS Index	802
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
93,216	93,473	—	1/12/39	6.00% (1 month	Synthetic TRS	1,516
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
75,850	75,895	—	1/12/38	6.50% (1 month	Synthetic TRS	1,011
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,784	21,797	—	1/12/38	6.50% (1 month	Synthetic TRS	290
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
448,382	454,534	—	1/12/41	5.00% (1 month	Synthetic MBX	7,028
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
372,156	377,262	—	1/12/41	5.00% (1 month	Synthetic MBX	5,833
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
535,861	543,214	—	1/12/41	5.00% (1 month	Synthetic MBX	8,399
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
525,817	530,786	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,368
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
97,675	100,127	—	1/12/45	3.50% (1 month	Synthetic TRS	4,020
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

64 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$45,716	$46,715	$—	1/12/43	3.50% (1 month	Synthetic TRS	$1,635
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
410,229	416,116	—	1/12/44	4.00% (1 month	Synthetic TRS	11,825
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
210,736	213,002	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(5,653)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
224,249	226,660	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(6,015)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
236,302	238,535	—	1/12/41	5.00% (1 month	Synthetic TRS Index	5,558
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Goldman Sachs International
2,618,619	2,654,551	—	1/12/41	5.00% (1 month	Synthetic MBX	41,043
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
93,463	93,741	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(502)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
249,244	249,984	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,338)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
578,658	580,377	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,106)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,540,287	1,544,861	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(8,267)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,110,074	2,116,340	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(11,325)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
154,598	157,318	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(4,772)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$27,346	$27,463	$—	1/12/40	(4.00%) 1 month	Synthetic TRS	$(501)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
47,285	47,895	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(1,362)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
287,237	290,326	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(7,705)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
581,657	583,259	—	1/12/39	6.00% (1 month	Synthetic TRS	9,460
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
417,495	418,645	—	1/12/39	6.00% (1 month	Synthetic TRS	6,790
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
231,498	232,136	—	1/12/39	6.00% (1 month	Synthetic TRS	3,765
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,771	7,792	—	1/12/39	6.00% (1 month	Synthetic TRS	126
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
303,250	303,432	—	1/12/38	6.50% (1 month	Synthetic TRS	4,043
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
276,714	276,880	—	1/12/38	6.50% (1 month	Synthetic TRS	3,689
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
268,119	268,280	—	1/12/38	6.50% (1 month	Synthetic TRS	3,575
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
213,462	213,590	—	1/12/38	6.50% (1 month	Synthetic TRS	2,846
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
91,586	91,641	—	1/12/38	6.50% (1 month	Synthetic TRS	1,221
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

66 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$287,257	$290,345	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(7,705)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
553,775	559,008	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(13,026)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
45,716	46,715	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(1,635)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
97,675	100,127	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(4,020)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
205,644	208,594	—	1/12/44	4.00% (1 month	Synthetic TRS	5,928
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
615,873	624,710	—	1/12/44	(4.00%) 1 month	Synthetic TRS	(17,748)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		558,385
Upfront premium (paid)		—		Unrealized (depreciation)		(138,101)
Total		$—		Total		$420,284

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	6,111,000	$1,353,886	$(147)	8/15/37	1.7138% — At	Eurostat Eurozone	$1,353,739
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,421,000	541,398	—	7/15/37	1.71% — At	Eurostat Eurozone	541,398
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	2,421,000	202,730	—	7/15/27	(1.40%) — At	Eurostat Eurozone	(202,730)
					maturity	HICP excluding
						tobacco — At
						maturity

Fixed Income Absolute Return Fund 67

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	7,984,000	$439,939	$(93)	9/15/23	(1.4375%) — At	Eurostat Eurozone	$(440,033)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	441,707	(93)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(441,800)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	442,293	(94)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(442,387)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	442,888	(94)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(442,982)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,111,000	518,301	(79)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(518,379)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	4,896,000	492,865	(105)	12/15/28	3.665% — At	GBP Non-revised UK	492,760
					maturity	Retail Price Index —
						At maturity
GBP	5,484,000	266,434	(129)	3/15/28	3.34% — At	GBP Non-revised UK	266,305
					maturity	Retail Price Index —
						At maturity
GBP	3,819,000	225,465	(88)	3/15/28	3.4025% — At	GBP Non-revised UK	225,377
					maturity	Retail Price Index —
						At maturity
GBP	5,761,000	216,439	(75)	11/15/24	3.385% — At	GBP Non-revised UK	216,363
					maturity	Retail Price Index —
						At maturity
GBP	2,938,000	152,105	(69)	2/15/28	3.34% — At	GBP Non-revised UK	152,036
					maturity	Retail Price Index —
						At maturity
GBP	2,881,000	107,414	(38)	11/15/24	3.381% — At	GBP Non-revised UK	107,377
					maturity	Retail Price Index —
						At maturity
GBP	2,881,000	101,772	—	12/15/24	3.42% — At	GBP Non-revised UK	101,772
					maturity	Retail Price Index —
						At maturity
GBP	1,371,000	77,494	(32)	3/15/28	3.3875% — At	GBP Non-revised UK	77,462
					maturity	Retail Price Index —
						At maturity
GBP	1,473,000	877,167	(78)	7/15/49	(3.4425%) — At	GBP Non-revised UK	(877,244)
					maturity	Retail Price Index —
						At maturity

68 Fixed Income Absolute Return Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$4,178,000	$86,522	$(42)	3/18/25	(0.41%) — At	USA Non Revised	$86,480
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
16,713,000	44,540	(169)	3/11/25	(0.77%) — At	USA Non Revised	44,371
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,166,000	19,083	(87)	5/1/30	1.3475% — At	USA Non Revised	18,996
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,166,000	17,843	(87)	4/30/30	1.345% — At	USA Non Revised	17,757
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,166,000	4,825	(52)	4/30/25	(0.835%) — At	USA Non Revised	(4,877)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,166,000	9,376	(52)	5/1/25	(0.8525%) — At	USA Non Revised	(9,428)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,178,000	159,132	(70)	3/18/30	0.95% — At	USA Non Revised	(159,202)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,145,000	172,274	(42)	11/29/24	(1.703%) — At	USA Non Revised	(172,316)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
4,145,000	188,560	(42)	12/10/24	(1.7625%) — At	USA Non Revised	(188,602)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity

Fixed Income Absolute Return Fund 69

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$16,713,000	$259,636	$(281)	3/11/30	1.165% — At	USA Non Revised	$(259,917)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
8,289,000	347,964	(84)	11/21/24	(1.71%) — At	USA Non Revised	(348,049)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(2,222)				$(805,753)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$11,962	$175,000	$56,963	5/11/63	300 bp —	$(44,913)
Index						Monthly
CMBX NA BBB–.6	BB+/P	22,719	377,000	122,714	5/11/63	300 bp —	(99,806)
Index						Monthly
CMBX NA BBB–.6	BB+/P	46,609	755,000	245,753	5/11/63	300 bp —	(198,766)
Index						Monthly
CMBX NA BBB–.6	BB+/P	44,403	779,000	253,565	5/11/63	300 bp —	(208,772)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	69,791	503,000	71,175	5/11/63	200 bp —	(1,327)
Index						Monthly
CMBX NA BB.11	BB–/P	203,965	361,000	188,695	11/18/54	500 bp —	15,571
Index						Monthly
CMBX NA BB.6	BB–/P	154,927	1,080,000	557,172	5/11/63	500 bp —	(401,345)
Index						Monthly
CMBX NA BB.7	BB–/P	50,574	991,000	483,905	1/17/47	500 bp —	(432,505)
Index						Monthly
CMBX NA BBB–.6	BB+/P	694,546	10,907,000	3,550,229	5/11/63	300 bp —	(2,850,229)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(1,875)	1,698,000	240,267	5/11/63	200 bp —	(241,576)
Index						Monthly
CMBX NA BB.7	BB–/P	27,822	208,000	101,566	1/17/47	500 bp —	(73,571)
Index						Monthly
CMBX NA BBB–.6	BB+/P	9,392	85,000	27,668	5/11/63	300 bp —	(18,233)
Index						Monthly
CMBX NA BBB–.6	BB+/P	13,812	125,000	40,688	5/11/63	300 bp —	(26,813)
Index						Monthly

70 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BB+/P	$1,445,800	$15,387,000	$5,008,469	5/11/63	300 bp —	$(3,554,975)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	188,335	2,548,000	623,496	1/17/47	300 bp —	(433,886)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	7,931	54,000	7,641	5/11/63	200 bp —	308
Index						Monthly
CMBX NA A.6	A/P	7,600	64,000	9,056	5/11/63	200 bp —	(1,277)
Index						Monthly
CMBX NA A.6	A/P	15,660	108,000	15,282	5/11/63	200 bp —	414
Index						Monthly
CMBX NA BBB–.6	BB+/P	334	3,000	977	5/11/63	300 bp —	(641)
Index						Monthly
CMBX NA BBB–.6	BB+/P	332	4,000	1,302	5/11/63	300 bp —	(969)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,785	16,000	5,208	5/11/63	300 bp —	(3,415)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,721	33,000	10,742	5/11/63	300 bp —	(9,004)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,022	35,000	11,393	5/11/63	300 bp —	(8,353)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,864	67,000	21,809	5/11/63	300 bp —	(16,911)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,864	67,000	21,809	5/11/63	300 bp —	(16,911)
Index						Monthly
CMBX NA BBB–.6	BB+/P	9,619	79,000	25,715	5/11/63	300 bp —	(16,056)
Index						Monthly
CMBX NA BBB–.6	BB+/P	5,382	79,000	25,715	5/11/63	300 bp —	(20,293)
Index						Monthly
CMBX NA BBB–.6	BB+/P	12,793	87,000	28,319	5/11/63	300 bp —	(15,482)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,631	95,000	30,923	5/11/63	300 bp —	(26,244)
Index						Monthly
CMBX NA BBB–.6	BB+/P	11,832	107,000	34,829	5/11/63	300 bp —	(22,943)
Index						Monthly
CMBX NA BBB–.6	BB+/P	12,401	250,000	81,375	5/11/63	300 bp —	(68,849)
Index						Monthly
CMBX NA BBB–.6	BB+/P	28,210	281,000	91,466	5/11/63	300 bp —	(63,115)
Index						Monthly
CMBX NA BBB–.6	BB+/P	16,684	322,000	104,811	5/11/63	300 bp —	(87,966)
Index						Monthly
CMBX NA BBB–.6	BB+/P	18,340	358,000	116,529	5/11/63	300 bp —	(98,010)
Index						Monthly
CMBX NA BBB–.6	BB+/P	54,707	363,000	118,157	5/11/63	300 bp —	(63,268)
Index						Monthly
CMBX NA BBB–.6	BB+/P	42,482	380,000	123,690	5/11/63	300 bp —	(81,018)
Index						Monthly

Fixed Income Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$55,952	$411,000	$133,781	5/11/63	300 bp —	$(77,623)
Index						Monthly
CMBX NA BBB–.6	BB+/P	58,541	411,000	133,781	5/11/63	300 bp —	(75,034)
Index						Monthly
CMBX NA BBB–.6	BB+/P	62,640	539,000	175,445	5/11/63	300 bp —	(112,535)
Index						Monthly
CMBX NA BBB–.6	BB+/P	58,492	1,209,000	393,530	5/11/63	300 bp —	(334,433)
Index						Monthly
CMBX NA BBB–.6	BB+/P	207,983	1,760,000	572,880	5/11/63	300 bp —	(364,017)
Index						Monthly
CMBX NA BBB–.6	BB+/P	208,701	1,760,000	572,880	5/11/63	300 bp —	(363,299)
Index						Monthly
CMBX NA BBB–.6	BB+/P	297,066	2,586,000	841,743	5/11/63	300 bp —	(543,384)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	18,760	134,000	18,961	5/11/63	200 bp —	(186)
Index						Monthly
CMBX NA A.6	A/P	45,898	353,000	49,950	5/11/63	200 bp —	(3,934)
Index						Monthly
CMBX NA BB.10	BB–/P	21,825	272,000	143,072	5/11/63	500 bp —	(121,021)
Index						Monthly
CMBX NA BB.6	BB–/P	167,824	326,000	168,183	5/11/63	500 bp —	(87)
Index						Monthly
CMBX NA BB.7	BB–/P	272,738	557,000	271,983	1/17/47	500 bp —	1,219
Index						Monthly
CMBX NA BBB–.6	BB+/P	2,852,704	8,923,000	2,904,437	5/11/63	300 bp —	(47,271)
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	(13,851)	833,000	117,870	5/11/63	200 bp —	(131,443)
Index						Monthly
CMBX NA BBB–.6	BB+/P	8,099	126,000	41,013	5/11/63	300 bp —	(32,851)
Index						Monthly
CMBX NA BBB–.6	BB+/P	21,052	276,000	89,838	5/11/63	300 bp —	(68,648)
Index						Monthly
CMBX NA BBB–.6	BB+/P	36,371	402,000	130,851	5/11/63	300 bp —	(94,279)
Index						Monthly
CMBX NA BBB–.6	BB+/P	172,599	1,933,000	629,192	5/11/63	300 bp —	(455,626)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	(1,297)	169,000	23,914	5/11/63	200 bp —	(25,154)
Index						Monthly
CMBX NA A.6	A/P	42,005	542,000	76,693	5/11/63	200 bp —	(34,507)
Index						Monthly
CMBX NA A.7	A/P	199	41,000	3,046	1/17/47	200 bp —	(2,833)
Index						Monthly
CMBX NA A.7	A/P	(96)	99,000	7,356	1/17/47	200 bp —	(7,419)
Index						Monthly

72 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB–/P	$47,886	$195,000	$100,601	5/11/63	500 bp —	$(52,552)
Index						Monthly
CMBX NA BB.6	BB–/P	96,100	390,000	201,201	5/11/63	500 bp —	(104,776)
Index						Monthly
CMBX NA BBB–.6	BB+/P	476,336	7,190,000	2,340,345	5/11/63	300 bp —	(1,860,414)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	6,261	92,000	22,512	1/17/47	300 bp —	(16,205)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	9,521	143,000	34,992	1/17/47	300 bp —	(25,402)
Index						Monthly
Upfront premium received		8,495,404	Unrealized appreciation				17,512
Upfront premium (paid)		(17,119)	Unrealized (depreciation)				(14,162,375)
Total		$8,478,285	Total				$(14,144,863)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$10,402	1/17/47	(200 bp) —	$9,317
					Monthly
CMBX NA BB.10 Index	(13,254)	127,000	66,802	11/17/59	(500 bp) —	53,442
					Monthly
CMBX NA BB.10 Index	(11,403)	104,000	54,704	11/17/59	(500 bp) —	43,214
					Monthly
CMBX NA BB.11 Index	(40,509)	561,000	293,235	11/18/54	(500 bp) —	252,259
					Monthly
CMBX NA BB.11 Index	(49,362)	381,000	199,149	11/18/54	(500 bp) —	149,469
					Monthly
CMBX NA BB.11 Index	(12,348)	131,000	68,474	11/18/54	(500 bp) —	56,016
					Monthly
CMBX NA BB.11 Index	(8,181)	119,000	62,201	11/18/54	(500 bp) —	53,921
					Monthly
CMBX NA BB.11 Index	(3,839)	74,000	38,680	11/18/54	(500 bp) —	34,779
					Monthly
CMBX NA BB.11 Index	(3,775)	74,000	38,680	11/18/54	(500 bp) —	34,844
					Monthly
CMBX NA BB.12 Index	(687)	8,000	4,176	8/17/61	(500 bp) —	3,422
					Monthly

Fixed Income Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(29,923)	$241,000	$156,795	10/17/57	(500 bp) —	$126,670
					Monthly
CMBX NA BB.9 Index	(192,402)	1,864,000	993,326	9/17/58	(500 bp) —	799,371
					Monthly
CMBX NA BB.9 Index	(32,324)	501,000	266,983	9/17/58	(500 bp) —	234,241
					Monthly
CMBX NA BB.9 Index	(11,368)	282,000	150,278	9/17/58	(500 bp) —	138,674
					Monthly
CMBX NA BB.9 Index	(17,485)	271,000	144,416	9/17/58	(500 bp) —	126,705
					Monthly
CMBX NA BB.9 Index	(2,669)	68,000	36,237	9/17/58	(500 bp) —	33,511
					Monthly
CMBX NA BB.9 Index	(2,465)	68,000	36,237	9/17/58	(500 bp) —	33,715
					Monthly
CMBX NA BBB–.12 Index	(102,917)	308,000	102,441	8/17/61	(300 bp) —	(476)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(31,275)	263,000	138,338	11/17/59	(500 bp) —	106,844
					Monthly
CMBX NA BB.10 Index	(35,090)	263,000	138,338	11/17/59	(500 bp) —	103,028
					Monthly
CMBX NA BB.10 Index	(17,278)	139,000	73,114	11/17/59	(500 bp) —	55,721
					Monthly
CMBX NA BB.7 Index	(31,365)	1,777,000	916,754	5/11/63	(500 bp) —	883,909
					Monthly
CMBX NA BB.9 Index	(94,733)	945,000	503,591	9/17/58	(500 bp) —	408,070
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(24,364)	161,000	78,616	1/17/47	(500 bp) —	54,118
					Monthly
CMBX NA BB.12 Index	(33,320)	91,000	47,502	8/17/61	(500 bp) —	14,106
					Monthly
CMBX NA BB.6 Index	(31,267)	214,000	110,403	5/11/63	(500 bp) —	78,957
					Monthly
CMBX NA BB.7 Index	(411,856)	2,436,000	1,189,499	1/17/47	(500 bp) —	775,613
					Monthly
CMBX NA BB.7 Index	(61,769)	377,000	184,089	1/17/47	(500 bp) —	122,006
					Monthly
CMBX NA BB.8 Index	(8,837)	78,000	50,747	10/17/57	(500 bp) —	41,845
					Monthly
CMBX NA BB.9 Index	(24,356)	226,000	120,435	9/17/58	(500 bp) —	95,891
					Monthly
CMBX NA BB.9 Index	(8,304)	69,000	36,770	9/17/58	(500 bp) —	28,408
					Monthly
CMBX NA BB.9 Index	(8,211)	69,000	36,770	9/17/58	(500 bp) —	28,502
					Monthly

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(7,096)	$68,000	$36,237	9/17/58	(500 bp) —	$29,084
					Monthly
CMBX NA BB.9 Index	(2,136)	55,000	29,310	9/17/58	(500 bp) —	27,128
					Monthly
CMBX NA BBB–.6 Index	(22,263)	445,000	144,848	5/11/63	(300 bp) —	122,362
					Monthly
CMBX NA BBB–.7 Index	(9,501)	141,000	34,503	1/17/47	(300 bp) —	24,932
					Monthly
CMBX NA BBB–.7 Index	(4,210)	62,000	15,171	1/17/47	(300 bp) —	10,930
					Monthly
CMBX NA BBB–.7 Index	(759)	11,000	2,692	1/17/47	(300 bp) —	1,927
					Monthly
CMBX NA BBB–.7 Index	(312)	3,000	734	1/17/47	(300 bp) —	421
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(1,307,836)	2,398,000	1,253,435	11/18/54	(500 bp) —	(56,400)
					Monthly
CMBX NA BB.12 Index	(172,454)	314,000	163,908	8/17/61	(500 bp) —	(8,808)
					Monthly
CMBX NA BB.9 Index	(302,947)	613,000	326,668	9/17/58	(500 bp) —	23,210
					Monthly
CMBX NA BBB–.10 Index	(37,749)	134,000	38,873	11/17/59	(300 bp) —	1,102
					Monthly
CMBX NA BBB–.12 Index	(53,420)	161,000	53,549	8/17/61	(300 bp) —	128
					Monthly
CMBX NA BBB–.7 Index	(569,300)	2,425,000	593,398	1/17/47	(300 bp) —	22,885
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(14,452)	254,000	133,604	11/17/59	(500 bp) —	118,940
					Monthly
CMBX NA BB.11 Index	(301,484)	610,000	318,847	11/18/54	(500 bp) —	16,855
					Monthly
CMBX NA BB.9 Index	(57,228)	1,469,000	782,830	9/17/58	(500 bp) —	724,378
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(13,319)	127,000	66,802	11/17/59	(500 bp) —	53,377
					Monthly
CMBX NA BB.11 Index	(41,640)	424,000	221,625	11/18/54	(500 bp) —	179,632
					Monthly
CMBX NA BB.11 Index	(3,145)	33,000	17,249	11/18/54	(500 bp) —	14,077
					Monthly
CMBX NA BB.12 Index	(14,085)	197,000	102,834	8/17/61	(500 bp) —	88,585
					Monthly
CMBX NA BB.12 Index	(8,470)	116,000	60,552	8/17/61	(500 bp) —	51,985
					Monthly
CMBX NA BB.12 Index	(63,600)	106,000	55,332	8/17/61	(500 bp) —	(8,356)
					Monthly

Fixed Income Absolute Return Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.12 Index	$(4,727)	$67,000	$34,974	8/17/61	(500 bp) —	$30,191
					Monthly
CMBX NA BB.12 Index	(5,064)	62,000	32,364	9/17/58	(500 bp) —	27,248
					Monthly
CMBX NA BB.9 Index	(19,151)	315,000	167,864	9/17/58	(500 bp) —	148,450
					Monthly
CMBX NA BB.9 Index	(19,374)	315,000	167,864	9/17/58	(500 bp) —	148,227
					Monthly
CMBX NA BB.9 Index	(21,337)	284,000	151,344	9/17/58	(500 bp) —	129,770
					Monthly
CMBX NA BB.9 Index	(15,080)	245,000	130,561	9/17/58	(500 bp) —	115,276
					Monthly
CMBX NA BB.9 Index	(8,424)	156,000	83,132	9/17/58	(500 bp) —	74,579
					Monthly
CMBX NA BB.9 Index	(7,385)	149,000	79,402	9/17/58	(500 bp) —	71,893
					Monthly
CMBX NA BB.9 Index	(5,628)	140,000	74,606	9/17/58	(500 bp) —	68,862
					Monthly
CMBX NA BB.9 Index	(16,611)	137,000	73,007	9/17/58	(500 bp) —	56,282
					Monthly
CMBX NA BB.9 Index	(10,902)	124,000	66,080	9/17/58	(500 bp) —	55,074
					Monthly
CMBX NA BB.9 Index	(10,434)	122,000	65,014	9/17/58	(500 bp) —	54,478
					Monthly
CMBX NA BB.9 Index	(8,366)	69,000	36,770	9/17/58	(500 bp) —	28,346
					Monthly
CMBX NA BB.9 Index	(2,111)	54,000	28,777	9/17/58	(500 bp) —	26,621
					Monthly
CMBX NA BB.9 Index	(5,330)	37,000	19,717	9/17/58	(500 bp) —	14,356
					Monthly
CMBX NA BBB–.7 Index	(1,397)	22,000	5,383	1/17/47	(300 bp) —	3,886
					Monthly
Upfront premium received	—	Unrealized appreciation				7,546,065
Upfront premium (paid)	(4,526,701)	Unrealized (depreciation)				(74,040)
Total	$(4,526,701)	Total				$7,472,025

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

76 Fixed Income Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$9,238,975	$—
Convertible bonds and notes	—	9,705,893	—
Corporate bonds and notes	—	149,838,765	—
Foreign government and agency bonds and notes	—	26,291,796	—
Mortgage-backed securities	—	202,183,495	—
Purchased options outstanding	—	1,308,780	—
Purchased swap options outstanding	—	14,706,719	—
Senior loans	—	32,242,138	—
U.S. government and agency mortgage obligations	—	309,761,748	—
U.S. treasury obligations	—	1,541,010	—
Short-term investments	56,283,986	20,186,558	—
Totals by level	$56,283,986	$777,005,877	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,098,809)	$—
Futures contracts	(508,697)	—	—
Written options outstanding	—	(1,088,183)	—
Written swap options outstanding	—	(13,682,212)	—
Forward premium swap option contracts	—	8,342,738	—
TBA sale commitments	—	(139,908,672)	—
Interest rate swap contracts	—	(5,037,257)	—
Total return swap contracts	—	(383,247)	—
Credit default contracts	—	(10,624,422)	—
Totals by level	$(508,697)	$(163,480,064)	$—

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 77

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $800,630,415)	$781,920,877
Affiliated issuers (identified cost $51,368,986) (Note 5)	51,368,986
Cash	6,724
Foreign currency (cost $946) (Note 1)	987
Interest and other receivables	4,990,775
Receivable for shares of the fund sold	1,262,058
Receivable for investments sold	169,531
Receivable for sales of TBA securities (Note 1)	68,238,365
Receivable from custodian fees (Note 2)	2,596
Receivable for variation margin on futures contracts (Note 1)	15,067
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,055,281
Unrealized appreciation on forward premium swap option contracts (Note 1)	17,801,788
Unrealized appreciation on forward currency contracts (Note 1)	2,132,371
Unrealized appreciation on OTC swap contracts (Note 1)	8,121,962
Premium paid on OTC swap contracts (Note 1)	4,543,820
Total assets	941,631,188

LIABILITIES
Payable for investments purchased	4,611,417
Payable for purchases of TBA securities (Note 1)	237,141,692
Payable for shares of the fund repurchased	657,897
Payable for compensation of Manager (Note 2)	256,067
Payable for Trustee compensation and expenses (Note 2)	123,606
Payable for distribution fees (Note 2)	54,829
Payable for variation margin on futures contracts (Note 1)	38,063
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,000,412
Unrealized depreciation on forward premium swap option contracts (Note 1)	9,459,050
Unrealized depreciation on forward currency contracts (Note 1)	3,231,180
Unrealized depreciation on OTC swap contracts (Note 1)	14,374,516
Premium received on OTC swap contracts (Note 1)	8,495,404
Written options outstanding, at value (premiums $10,549,129) (Note 1)	14,770,395
TBA sale commitments, at value (proceeds receivable $140,070,468) (Note 1)	139,908,672
Collateral on certain derivative contracts, at value (Notes 1 and 9)	6,456,010
Other accrued expenses	5,350
Total liabilities	440,584,560

Net assets	$501,046,628

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$659,594,573
Total distributable earnings (Note 1)	(158,547,945)
Total — Representing net assets applicable to capital shares outstanding	$501,046,628

(Continued on next page)

78 Fixed Income Absolute Return Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($137,099,411 divided by 14,991,973 shares)	$9.14
Offering price per class A share (100/97.75 of $9.14)*	$9.35
Net asset value and offering price per class B share ($1,324,489 divided by 145,264 shares)**	$9.12
Net asset value and offering price per class C share ($31,803,764 divided by 3,490,975 shares)**	$9.11
Net asset value, offering price and redemption price per class P share
($154,933,350 divided by 16,880,837 shares)	$9.18
Net asset value, offering price and redemption price per class R share
($380,997 divided by 41,441 shares)	$9.19
Net asset value, offering price and redemption price per class R6 share
($10,332,433 divided by 1,125,708 shares)	$9.18
Net asset value, offering price and redemption price per class Y share
($165,172,184 divided by 18,047,954 shares)	$9.15

* On single retail sales of less than $100,000. On sales of $100,000 or more, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 79

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $861,936 from investments in affiliated issuers) (Note 5)	$11,858,989
Total investment income	11,858,989

EXPENSES
Compensation of Manager (Note 2)	1,545,119
Distribution fees (Note 2)	375,137
Other	2,243
Total expenses	1,922,499
Expense reduction (Note 2)	(583)
Net expenses	1,921,916

Net investment income	9,937,073

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	12,935,043
Foreign currency transactions (Note 1)	62,760
Forward currency contracts (Note 1)	570,494
Futures contracts (Note 1)	821,627
Swap contracts (Note 1)	(16,210,880)
Written options (Note 1)	714,516
Total net realized loss	(1,106,440)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(21,853,585)
Assets and liabilities in foreign currencies	5,917
Forward currency contracts	(754,700)
Futures contracts	(642,935)
Swap contracts	(7,475,852)
Written options	(5,838,992)
Total change in net unrealized depreciation	(36,560,147)

Net loss on investments	(37,666,587)

Net decrease in net assets resulting from operations	$(27,729,514)

The accompanying notes are an integral part of these financial statements.

80 Fixed Income Absolute Return Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$9,937,073	$20,094,369
Net realized loss on investments
and foreign currency transactions	(1,106,440)	(7,713,619)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(36,560,147)	19,723,034
Net increase (decrease) in net assets resulting
from operations	(27,729,514)	32,103,784
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,286,146)	(7,377,211)
Class B	(32,603)	(104,817)
Class C	(684,345)	(1,920,563)
Class M	(12,251)	(207,641)
Class P	(3,774,237)	(7,174,462)
Class R	(8,141)	(16,514)
Class R6	(235,154)	(479,340)
Class Y	(4,494,166)	(9,852,549)
Decrease from capital share transactions (Note 4)	(23,877,223)	(2,599,011)
Total increase (decrease) in net assets	(64,133,780)	2,371,676

NET ASSETS
Beginning of period	565,180,408	562,808,732
End of period	$501,046,628	$565,180,408

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2020**	$9.83	.17	(.65)	(.48)	(.21)	(.21)	$9.14	(4.95)*	$137,099	.40*	1.72*	466*
October 31, 2019	9.73	.34	.22	.56	(.46)	(.46)	9.83	5.93	151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	(.58)	9.73	2.59	160,939.79		3.87	532
October 31, 2017	9.76	.36	.23	.59	(.29)	(.29)	10.06	6.24	169,580.70		3.61	742
October 31, 2016	10.18	.38	(.35)	.03	(.45)	(.45)	9.76	.36	226,657.70		3.92	428
October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486
Class B
April 30, 2020**	$9.80	.16	(.64)	(.48)	(.20)	(.20)	$9.12	(4.98)*	$1,324	.50*	1.66*	466*
October 31, 2019	9.70	.32	.21	.53	(.43)	(.43)	9.80	5.69	1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	(.53)	9.70	2.42	2,841.99		3.68	532
October 31, 2017	9.71	.34	.23	.57	(.28)	(.28)	10.00	5.96	5,269.90		3.43	742
October 31, 2016	10.12	.36	(.34)	.02	(.43)	(.43)	9.71	.22	7,014.90		3.75	428
October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486
Class C
April 30, 2020**	$9.79	.13	(.63)	(.50)	(.18)	(.18)	$9.11	(5.24)*	$31,804	.78*	1.34*	466*
October 31, 2019	9.70	.27	.20	.47	(.38)	(.38)	9.79	5.04	40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	(.45)	9.70	1.92	54,654	1.54	3.11	532
October 31, 2017	9.65	.28	.24	.52	(.21)	(.21)	9.96	5.43	67,174	1.45	2.87	742
October 31, 2016	10.06	.30	(.34)	(.04)	(.37)	(.37)	9.65	(.42)	86,726	1.45	3.18	428
October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486
Class P
April 30, 2020**	$9.86	.18	(.64)	(.46)	(.22)	(.22)	$9.18	(4.72)*	$154,933	.28*	1.86*	466*
October 31, 2019	9.76	.36	.22	.58	(.48)	(.48)	9.86	6.18	162,120.61		3.73	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	(.63)	9.76	2.88	138,235.54		4.14	532
October 31, 2017	9.79	.39	.23	.62	(.30)	(.30)	10.11	6.54	76,710.45		3.90	742
October 31, 2016 †	9.69	.07	.03	.10	—	—	9.79	1.03*	56,131	.08*	.76*	428
Class R
April 30, 2020**	$9.88	.15	(.64)	(.49)	(.20)	(.20)	$9.19	(5.05)*	$381	.53*	1.59*	466*
October 31, 2019	9.78	.31	.22	.53	(.43)	(.43)	9.88	5.64	388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	(.54)	9.78	2.36	196	1.04	3.59	532
October 31, 2017	9.77	.33	.24	.57	(.25)	(.25)	10.09	5.96	213.95		3.36	742
October 31, 2016	10.14	.36	(.35)	.01	(.38)	(.38)	9.77	.13	278.95		3.69	428
October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
April 30, 2020**	$9.86	.18	(.64)	(.46)	(.22)	(.22)	$9.18	(4.72)*	$10,332	.28*	1.86*	466*
October 31, 2019	9.76	.36	.22	.58	(.48)	(.48)	9.86	6.17	9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	(.63)	9.76	2.87	9,091.54		4.13	532
October 31, 2017	9.82	.39	.23	.62	(.33)	(.33)	10.11	6.45	6,412.45		3.91	742
October 31, 2016	10.24	.41	(.35)	.06	(.48)	(.48)	9.82	.65	5,426.45		4.25	428
October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486
Class Y
April 30, 2020**	$9.83	.18	(.64)	(.46)	(.22)	(.22)	$9.15	(4.73)*	$165,172	.28*	1.88*	466*
October 31, 2019	9.74	.37	.20	.57	(.48)	(.48)	9.83	6.08	194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	(.63)	9.74	2.89	192,459.54		4.15	532
October 31, 2017	9.79	.39	.24	.63	(.33)	(.33)	10.09	6.57	133,695.45		3.92	742
October 31, 2016	10.22	.40	(.35)	.05	(.48)	(.48)	9.79	.55	143,069.45		4.18	428
October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486

* Not annualized.

** Unaudited.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

84 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 85

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Fixed Income Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, Putnam Management will invest at least 80% of the fund’s net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Prior to November 25, 2019, class M shares were sold with a maximum front-end sales charge of 0.75% and were not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

86 Fixed Income Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

Fixed Income Absolute Return Fund 87

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium

88 Fixed Income Absolute Return Fund

swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest

Fixed Income Absolute Return Fund 89

rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit

90 Fixed Income Absolute Return Fund

default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Fixed Income Absolute Return Fund 91

At the close of the reporting period, the fund had a net liability position of $8,251,520 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,256,737 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$87,021,703	$27,298,577	$114,320,280

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $712,453,337, resulting in gross unrealized appreciation and depreciation of $71,032,540 and $114,184,776, respectively, or net unrealized depreciation of $43,152,236.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

92 Fixed Income Absolute Return Fund

Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/–0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.279% of the fund’s average net assets, which included an effective base fee of 0.299% and a decrease of 0.020% ($110,344) based on performance.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Fixed Income Absolute Return Fund 93

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $583 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $416, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$185,010
Class B	1.00%	0.45%	3,492
Class C	1.00%	1.00%	184,830
ClassM*	1.00%	0.30%	830
Class R	1.00%	0.50%	975
Total			$375,137

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

94 Fixed Income Absolute Return Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,640 and no monies from the sale of class A and class M shares, respectively, and received no monies and $240 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,979,361,042	$2,979,319,267
U.S. government securities (Long-term)	—	—
Total	$2,979,361,042	$2,979,319,267

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	1,779,414	$17,202,265	3,156,776	$30,506,838
Shares issued in connection with
reinvestment of distributions	328,568	3,164,907	739,971	7,124,460
	2,107,982	20,367,172	3,896,747	37,631,298
Shares repurchased	(2,517,289)	(24,002,464)	(5,031,125)	(48,633,545)
Net decrease	(409,307)	$(3,635,292)	(1,134,378)	$(11,002,247)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	3,923	$36,498	3,834	$36,908
Shares issued in connection with
reinvestment of distributions	3,316	31,879	10,507	100,728
	7,239	68,377	14,341	137,636
Shares repurchased	(35,384)	(332,316)	(133,730)	(1,292,189)
Net decrease	(28,145)	$(263,939)	(119,389)	$(1,154,553)

Fixed Income Absolute Return Fund 95

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	145,000	$1,404,330	357,117	$3,432,595
Shares issued in connection with
reinvestment of distributions	65,120	626,488	181,334	1,736,991
	210,120	2,030,818	538,451	5,169,586
Shares repurchased	(899,492)	(8,611,050)	(1,994,814)	(19,216,787)
Net decrease	(689,372)	$(6,580,232)	(1,456,363)	$(14,047,201)

	SIX MONTHS ENDED 4/30/20*		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	30	$297	62,249	$598,804
Shares issued in connection with
reinvestment of distributions	1,251	12,234	21,622	207,182
	1,281	12,531	83,871	805,986
Shares repurchased	(405,082)	(3,961,808)	(133,267)	(1,283,180)
Net decrease	(403,801)	$(3,949,277)	(49,396)	$(477,194)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class P	Shares	Amount	Shares	Amount
Shares sold	3,508,892	$33,885,649	6,279,596	$61,098,228
Shares issued in connection with
reinvestment of distributions	390,789	3,774,237	742,218	7,174,462
	3,899,681	37,659,886	7,021,814	68,272,690
Shares repurchased	(3,457,203)	(33,134,147)	(4,743,954)	(45,960,082)
Net increase	442,478	$4,525,739	2,277,860	$22,312,608

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	4,882	$47,263	22,643	$219,906
Shares issued in connection with
reinvestment of distributions	841	8,141	1,706	16,514
	5,723	55,404	24,349	236,420
Shares repurchased	(3,597)	(35,335)	(5,045)	(49,165)
Net increase	2,126	$20,069	19,304	$187,255

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	203,330	$1,978,617	310,094	$3,011,225
Shares issued in connection with
reinvestment of distributions	24,376	235,154	49,580	479,340
	227,706	2,213,771	359,674	3,490,565
Shares repurchased	(102,238)	(971,407)	(290,418)	(2,815,198)
Net increase	125,468	$1,242,364	69,256	$675,367

96 Fixed Income Absolute Return Fund

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,082,556	$30,027,665	9,181,528	$88,919,936
Shares issued in connection with
reinvestment of distributions	463,327	4,465,005	1,011,802	9,747,357
	3,545,883	34,492,670	10,193,330	98,667,293
Shares repurchased	(5,317,988)	(49,729,325)	(10,135,602)	(97,760,339)
Net increase (decrease)	(1,772,105)	$(15,236,655)	57,728	$906,954

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 30.8% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Short Term
Investment Fund**	$110,911,382	$83,032,914	$142,575,310	$861,936	$51,368,986
Total Short-term
investments	$110,911,382	$83,032,914	$142,575,310	$861,936	$51,368,986

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Fixed Income Absolute Return Fund 97

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$82,100,000
Purchased currency option contracts (contract amount)	$69,100,000
Purchased swap option contracts (contract amount)	$909,200,000
Written TBA commitment option contracts (contract amount)	$96,600,000
Written currency option contracts (contract amount)	$59,400,000
Written swap option contracts (contract amount)	$473,300,000
Futures contracts (number of contracts)	900
Forward currency contracts (contract amount)	$205,900,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$1,631,800,000
OTC total return swap contracts (notional)	$56,600,000
Centrally cleared total return swap contracts (notional)	$135,700,000
OTC credit default contracts (notional)	$95,300,000
Centrally cleared credit default contracts (notional)	$320,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

98 Fixed Income Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$11,998,726	Payables	$22,623,148
Foreign exchange
contracts	Investments, Receivables	2,512,050	Payables	3,350,558
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	65,019,973*	Unrealized depreciation	61,621,633*
Total		$79,530,749		$87,595,339

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$1,139,599	$1,139,599
Foreign exchange contracts	(411,944)	—	570,494	—	$158,550
Interest rate contracts	7,011,594	821,627	—	(17,350,479)	$(9,517,258)
Total	$6,599,650	$821,627	$570,494	$(16,210,880)	$(8,219,109)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(7,550,502)	$(7,550,502)
Foreign exchange contracts	256,929	—	(754,700)	—	$(497,771)
Interest rate contracts	5,944,392	(642,935)	—	74,650	$5,376,107
Total	$6,201,321	$(642,935)	$(754,700)	$(7,475,852)	$(2,672,166)

Fixed Income Absolute Return Fund 99

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$822,048	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$822,048
OTC Total return swap contracts*#	1,362	417,871	—	12,861	—	43,805	76,558	—	—	5,928	—	—	—	—	—	—	—	558,385
Centrally cleared total return swap contracts§	—	—	233,233	—	—	—	—	—	—	—	—	—	—	—	—	—	—	233,233
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	2,719,043	1,767,313	2,114,791	—	—	2,425,823	1,233,337	1,738,419	—	—	—	—	—	11,998,726
Futures contracts§	—	—	—	—	—	—	—	—	—	15,067	—	—	—	—	—	—	—	15,067
Forward currency contracts#	155,441	216,228	—	31,967	—	72,386	345,716	161,347	275,655	—	—	—	100,781	402,466	160,943	127,392	82,049	2,132,371
Forward premium swap option contracts#	2,768,700	146,938	—	2,417,453	—	—	2,607,174	—	6,591,314	—	—	2,277,585	—	—	—	992,624	—	17,801,788
Purchased swap options**#	—	—	—	1,817,601	—	—	1,059,359	—	3,139,837	—	—	7,447,796	—	—	117,785	1,124,341	—	14,706,719
Purchased options**#	126,747	—	—	80,460	—	—	172,472	—	929,101	—	—	—	—	—	—	—	—	1,308,780
Total Assets	$3,052,250	$781,037	$1,055,281	$4,360,342	$2,719,043	$1,883,504	$6,376,070	$161,347	$10,935,907	$2,446,818	$1,233,337	$11,463,800	$100,781	$402,466	$278,728	$2,244,357	$82,049	$49,577,117
Liabilities:
Centrally cleared interest rate swap contracts§	$—	$—	$866,976	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$866,976
OTC Total return swap contracts*#	—	43,421	—	—	—	11,668	38,878	—	7,705	36,429	—	—	—	—	—	—	—	138,101
Centrally cleared total return swap contracts§	—	—	133,436	—	—	—	—	—	—	—	—	—	—	—	—	—	—	133,436
OTC Credit default contracts —
protection sold*#	677,950	—	—	—	4,843,638	6,032,340	3,704,897	—	—	3,551,029	1,007,117	2,806,177	—	—	—	—	—	22,623,148
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	38,063	—	—	—	—	—	—	—	38,063
Forward currency contracts#	135,561	157,402	—	125,304	—	214,898	872,018	242,341	658,128	—	—	—	176,850	408,612	51,350	163,340	25,376	3,231,180
Forward premium swap option contracts#	902,589	57,399	—	797,213	—	—	990,695	—	3,939,364	—	—	1,696,707	—	—	—	1,075,083	—	9,459,050
Written swap options#	—	—	—	2,106,481	—	—	658,456	—	2,850,919	—	—	6,409,253	—	—	218,562	1,438,541	—	13,682,212
Written options#	45,530	—	—	30,192	—	—	43,656	—	968,805	—	—	—	—	—	—	—	—	1,088,183
Total Liabilities	$1,761,630	$258,222	$1,000,412	$3,059,190	$4,843,638	$6,258,906	$6,308,600	$242,341	$8,424,921	$3,625,521	$1,007,117	$10,912,137	$176,850	$408,612	$269,912	$2,676,964	$25,376	$51,260,349
Total Financial and Derivative Net Assets	$1,290,620	$522,815	$54,869	$1,301,152	$(2,124,595)	$(4,375,402)	$67,470	$(80,994)	$2,510,986	$(1,178,703)	$226,220	$551,663	$(76,069)	$(6,146)	$8,816	$(432,607)	$56,673	$(1,683,232)
Total collateral received (pledged)†##	$1,239,069	$522,815	$—	$1,301,152	$(2,036,727)	$(4,330,199)	$(142,986)	$—	$2,470,000	$(1,178,703)	$226,220	$510,000	$(76,069)	$37,771	$—	$(429,940)	$—
Net amount	$51,551	$—	$54,869	$—	$(87,868)	$(45,203)	$210,456	$(80,994)	$40,986	$—	$—	$41,663	$—	$(43,917)	$8,816	$(2,667)	$56,673

100 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 101

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received (including
TBA commitments)**	$1,239,069	$590,000	$—	$1,345,000	$—	$—	$—	$—	$2,470,000	$—	$264,170	$510,000	$—	$37,771	$—	$—	$—	$6,456,010
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(2,036,727)	$(4,330,199)	$(142,986)	$—	$—	$(1,313,874)	$—	$—	$(110,989)	$—	$—	$(429,940)	$—	$(8,364,715)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,130,683 and $10,062,909, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 11: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

102 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 103

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
Small Cap Growth Fund	Short-Term Municipal Income Fund
Sustainable Future Fund	Tax Exempt Income Fund
Sustainable Leaders Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Equity Income Fund	California, Massachusetts, Minnesota,
International Value Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Value Fund

104 Fixed Income Absolute Return Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fixed Income Absolute Return Fund 105

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

106 Fixed Income Absolute Return Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Fixed Income Absolute Return Fund 107

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street	Mona K. Sutphen
Boston, MA 02110		Susan G. Malloy
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Assistant Treasurer
Putnam Retail Management	President
100 Federal Street		Denere P. Poulack
Boston, MA 02110	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Custodian	Chief Legal Officer
State Street Bank		Janet C. Smith
and Trust Company	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
Legal Counsel	Officer, and Chief Risk Officer	Principal Accounting Officer,
Ropes & Gray LLP		and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

108 Fixed Income Absolute Return Fund

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

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Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020